Exhibit 99.1

Multifamily Tranche

Period     Date       Principal        Interest        Cash Flow      Balance at 0cpr
------   --------   --------------   -------------   --------------   ---------------
Total               169,634,000.00   66,326,410.65   235,960,410.65

0        06/23/05                0               0                0    169,634,000.00
1        07/10/05        11,141.91      662,703.49       673,845.40    169,622,858.09
2        08/10/05         9,576.28      662,659.97       672,236.25    169,613,281.81
3        09/10/05         9,622.81      662,622.55       672,245.37    169,603,659.00
4        10/10/05        11,284.58      662,584.96       673,869.54    169,592,374.42
5        11/10/05         9,724.41      662,540.88       672,265.28    169,582,650.01
6        12/10/05        11,383.38      662,502.89       673,886.27    169,571,266.63
7        01/10/06         9,826.98      662,458.41       672,285.39    169,561,439.65
8        02/10/06         9,874.73      662,420.02       672,294.75    169,551,564.92
9        03/10/06        14,743.26      662,381.45       677,124.70    169,536,821.67
10       04/10/06         9,994.38      662,323.85       672,318.23    169,526,827.28
11       05/10/06        11,645.92      662,284.81       673,930.72    169,515,181.37
12       06/10/06        10,099.54      662,239.31       672,338.85    169,505,081.82
13       07/10/06        11,748.18      662,199.85       673,948.03    169,493,333.65
14       08/10/06        10,205.71      662,153.96       672,359.67    169,483,127.93
15       09/10/06        10,255.30      662,114.09       672,369.39    169,472,872.63
16       10/10/06        11,899.65      662,074.02       673,973.67    169,460,972.98
17       11/10/06        10,362.97      662,027.53       672,390.50    169,450,610.01
18       12/10/06        12,004.35      661,987.05       673,991.40    169,438,605.67
19       01/10/07        10,471.66      661,940.15       672,411.82    169,428,134.00
20       02/10/07        10,522.55      661,899.24       672,421.79    169,417,611.46
21       03/10/07        15,331.23      661,858.14       677,189.37    169,402,280.23
22       04/10/07        10,648.21      661,798.24       672,446.45    169,391,632.01
23       05/10/07        27,004.42      661,756.64       688,761.06    169,364,627.60
24       06/10/07        35,937.07      661,651.15       697,588.22    169,328,690.53
25       07/10/07        41,657.37      661,510.75       703,168.12    169,287,033.16
26       08/10/07        36,304.85      661,348.01       697,652.86    169,250,728.31
27       09/10/07        36,476.92      661,206.18       697,683.10    169,214,251.39
28       10/10/07        42,182.28      661,063.68       703,245.96    169,172,069.10
29       11/10/07        36,849.75      660,898.88       697,748.63    169,135,219.35
30       12/10/07        42,544.79      660,754.92       703,299.72    169,092,674.56
31       01/10/08        37,226.06      660,588.72       697,814.78    169,055,448.50
32       02/10/08        37,402.51      660,443.29       697,845.79    169,018,045.99
33       03/10/08        48,584.73      660,297.17       708,881.89    168,969,461.26
34       04/10/08        37,810.07      660,107.36       697,917.43    168,931,651.19
35       05/10/08        43,478.54      659,959.65       703,438.19    168,888,172.65
36       06/10/08        38,195.36      659,789.79       697,985.16    168,849,977.28
37       07/10/08        54,867.85      659,640.58       714,508.43    168,795,109.43
38       08/10/08        47,953.29      659,426.23       707,379.52    168,747,156.14
39       09/10/08        48,182.77      659,238.89       707,421.66    168,698,973.37
40       10/10/08        55,567.22      659,050.66       714,617.88    168,643,406.15
41       11/10/08        48,679.33      658,833.57       707,512.90    168,594,726.83
42       12/10/08        56,050.06      658,643.40       714,693.46    168,538,676.76
43       01/10/09        49,180.58      658,424.43       707,605.01    168,489,496.18
44       02/10/09        49,415.93      658,232.30       707,648.23    168,440,080.25
45       03/10/09        70,994.14      658,039.25       729,033.38    168,369,086.12
46       04/10/09        49,992.36      657,761.90       707,754.26    168,319,093.76
47       05/10/09        57,326.83      657,566.59       714,893.42    168,261,766.93
48       06/10/09        50,506.02      657,342.64       707,848.65    168,211,260.91
49       07/10/09        57,826.30      657,145.33       714,971.62    168,153,434.62
50       08/10/09        51,024.52      656,919.42       707,943.94    168,102,410.09
51       09/10/09        51,268.71      656,720.08       707,988.80    168,051,141.38
52       10/10/09        58,567.92      656,519.79       715,087.72    167,992,573.45
53       11/10/09        51,794.43      656,290.99       708,085.41    167,940,779.03
54       12/10/09        59,079.12      656,088.64       715,167.76    167,881,699.91
55       01/10/10    10,452,325.11      655,857.84    11,108,182.95    157,429,374.80
56       02/10/10     7,052,575.53      615,024.09     7,667,599.62    150,376,799.28
57       03/10/10        73,861.63      587,472.03       661,333.66    150,302,937.64
58       04/10/10        96,523.16      587,183.48       683,706.63    150,206,414.49
59       05/10/10     7,610,327.81      586,806.39     8,197,134.21    142,596,086.67
60       06/10/10       117,336.94      557,075.38       674,412.32    142,478,749.73
61       07/10/10       134,810.05      556,616.98       691,427.03    142,343,939.68
62       08/10/10       118,528.00      556,090.32       674,618.32    142,225,411.69
63       09/10/10       119,087.80      555,627.27       674,715.08    142,106,323.88
64       10/10/10       136,512.45      555,162.04       691,674.49    141,969,811.44
65       11/10/10       120,295.19      554,628.73       674,923.92    141,849,516.24
66       12/10/10       137,686.42      554,158.78       691,845.19    141,711,829.82
67       01/10/11       121,513.85      553,620.88       675,134.73    141,590,315.97
68       02/10/11       122,087.78      553,146.17       675,233.95    141,468,228.19
69       03/10/11       172,959.30      552,669.21       725,628.51    141,295,268.89
70       04/10/11       123,481.88      551,993.52       675,475.40    141,171,787.00
71       05/10/11       140,784.90      551,511.11       692,296.02    141,031,002.10
72       06/10/11       124,730.27      550,961.11       675,691.39    140,906,271.83
73       07/10/11       141,998.74      550,473.84       692,472.57    140,764,273.09
74       08/10/11       125,990.32      549,919.09       675,909.41    140,638,282.78
75       09/10/11       126,585.43      549,426.89       676,012.32    140,511,697.35
76       10/10/11       143,802.54      548,932.36       692,734.90    140,367,894.81
77       11/10/11       127,862.78      548,370.58       676,233.35    140,240,032.03
78       12/10/11       145,044.53      547,871.06       692,915.59    140,094,987.50
79       01/10/12       129,152.05      547,304.42       676,456.46    139,965,835.46
80       02/10/12       129,762.11      546,799.86       676,561.98    139,836,073.34
81       03/10/12     6,748,407.52      546,292.93     7,294,700.45    133,087,665.82
82       04/10/12    25,056,147.29      519,929.15    25,576,076.44    108,031,518.53
83       05/10/12       148,238.13      422,043.13       570,281.26    107,883,280.40
84       06/10/12       132,467.21      421,464.02       553,931.22    107,750,813.19
85       07/10/12       149,521.52      420,946.51       570,468.03    107,601,291.68
86       08/10/12       133,799.44      420,362.38       554,161.82    107,467,492.23
87       09/10/12       134,431.50      419,839.67       554,271.17    107,333,060.73
88       10/10/12       151,431.44      419,314.49       570,745.93    107,181,629.30
89       11/10/12       135,782.07      418,722.90       554,504.96    107,045,847.23
90       12/10/12       152,744.62      418,192.44       570,937.06    106,893,102.61
91       01/10/13       137,145.23      417,595.72       554,740.95    106,755,957.38
92       02/10/13       137,793.12      417,059.94       554,853.06    106,618,164.26
93       03/10/13       187,211.88      416,521.63       603,733.51    106,430,952.37
94       04/10/13       139,328.96      415,790.25       555,119.21    106,291,623.41
95       05/10/13       156,193.34      415,245.94       571,439.28    106,135,430.08
96       06/10/13       140,725.23      414,635.75       555,360.98    105,994,704.85
97       07/10/13       157,550.96      414,085.98       571,636.94    105,837,153.89
98       08/10/13       142,134.53      413,470.48       555,605.01    105,695,019.36
99       09/10/13       142,806.03      412,915.21       555,721.23    105,552,213.33
100      10/10/13       159,574.16      412,357.31       571,931.48    105,392,639.17
101      11/10/13       144,234.74      411,733.91       555,968.65    105,248,404.42
102      12/10/13       160,963.34      411,170.43       572,133.77    105,087,441.09
103      01/10/14       145,676.80      410,541.60       556,218.40    104,941,764.29
104      02/10/14       146,365.05      409,972.49       556,337.55    104,795,399.23
105      03/10/14       194,990.91      409,400.69       604,391.60    104,600,408.32
106      04/10/14       147,978.26      408,638.93       556,617.19    104,452,430.06
107      05/10/14       164,603.24      408,060.83       572,664.07    104,287,826.82
108      06/10/14       149,455.25      407,417.78       556,873.03    104,138,371.57
109      07/10/14       166,039.35      406,833.90       572,873.26    103,972,332.22
110      08/10/14       150,946.03      406,185.24       557,131.28    103,821,386.18
111      09/10/14       151,659.22      405,595.55       557,254.77    103,669,726.96
112      10/10/14       168,182.32      405,003.07       573,185.38    103,501,544.64
113      11/10/14       153,170.57      404,346.03       557,516.61    103,348,374.07
114      12/10/14       169,651.83      403,747.65       573,399.48    103,178,722.24
115      01/10/15       154,696.02      403,084.87       557,780.90    103,024,026.21
116      02/10/15       155,426.96      402,480.53       557,907.49    102,868,599.25
117      03/10/15     5,133,152.57      401,873.33     5,535,025.90     97,735,446.68
118      04/10/15    55,761,298.88      381,819.81    56,143,118.69     41,974,147.80
119      05/10/15    41,974,147.80      163,979.00    42,138,126.80                 0

A1A TRANCHE

SCEN             WAL         SPRD
----             ---         ----
Base Case        8.3         S+30
Scen I           8.4         S+29
Scen II          9.2         S+26

Scen I  extend 20% of MF pool for 2yrs
Scen II extend 50% of MF pool for 2yrs (94% with IO component)


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

Multifamily Tranche

Period     Date       Principal        Interest        Cash Flow        Bal @ 0 cpr
------   --------   --------------   -------------   --------------   ---------------
Total                  169,634,000      66,948,928

0        06/23/05                0               0                0    169,634,000.00
1        07/10/05        11,141.91      668,923.41       680,065.31    169,622,858.09
2        08/10/05         9,576.28      668,879.47       678,455.75    169,613,281.81
3        09/10/05         9,622.81      668,841.71       678,464.52    169,603,659.00
4        10/10/05        11,284.58      668,803.76       680,088.34    169,592,374.42
5        11/10/05         9,724.41      668,759.26       678,483.67    169,582,650.01
6        12/10/05        11,383.38      668,720.92       680,104.30    169,571,266.63
7        01/10/06         9,826.98      668,676.03       678,503.01    169,561,439.65
8        02/10/06         9,874.73      668,637.28       678,512.00    169,551,564.92
9        03/10/06        14,743.26      668,598.34       683,341.59    169,536,821.67
10       04/10/06         9,994.38      668,540.20       678,534.58    169,526,827.28
11       05/10/06        11,645.92      668,500.79       680,146.70    169,515,181.37
12       06/10/06        10,099.54      668,454.87       678,554.41    169,505,081.82
13       07/10/06        11,748.18      668,415.04       680,163.22    169,493,333.65
14       08/10/06        10,205.71      668,368.71       678,574.43    169,483,127.93
15       09/10/06        10,255.30      668,328.47       678,583.77    169,472,872.63
16       10/10/06        11,899.65      668,288.03       680,187.68    169,460,972.98
17       11/10/06        10,362.97      668,241.10       678,604.07    169,450,610.01
18       12/10/06        12,004.35      668,200.24       680,204.58    169,438,605.67
19       01/10/07        10,471.66      668,152.90       678,624.57    169,428,134.00
20       02/10/07        10,522.55      668,111.61       678,634.16    169,417,611.46
21       03/10/07        15,331.23      668,070.11       683,401.34    169,402,280.23
22       04/10/07        10,648.21      668,009.66       678,657.87    169,391,632.01
23       05/10/07        27,004.42      667,967.67       694,972.09    169,364,627.60
24       06/10/07        35,937.07      667,861.18       703,798.25    169,328,690.53
25       07/10/07        41,657.37      667,719.47       709,376.84    169,287,033.16
26       08/10/07        36,304.85      667,555.20       703,860.05    169,250,728.31
27       09/10/07        36,476.92      667,412.04       703,888.96    169,214,251.39
28       10/10/07        42,182.28      667,268.20       709,450.48    169,172,069.10
29       11/10/07        36,849.75      667,101.86       703,951.61    169,135,219.35
30       12/10/07        42,544.79      666,956.55       709,501.34    169,092,674.56
31       01/10/08        37,226.06      666,788.78       704,014.84    169,055,448.50
32       02/10/08        37,402.51      666,641.99       704,044.49    169,018,045.99
33       03/10/08        48,584.73      666,494.49       715,079.22    168,969,461.26
34       04/10/08        37,810.07      666,302.91       704,112.98    168,931,651.19
35       05/10/08        43,478.54      666,153.81       709,632.36    168,888,172.65
36       06/10/08        38,195.36      665,982.36       704,177.73    168,849,977.28
37       07/10/08        54,867.85      665,831.74       720,699.59    168,795,109.43
38       08/10/08        47,953.29      665,615.38       713,568.67    168,747,156.14
39       09/10/08        48,182.77      665,426.29       713,609.05    168,698,973.37
40       10/10/08        55,567.22      665,236.29       720,803.51    168,643,406.15
41       11/10/08        48,679.33      665,017.16       713,696.49    168,594,726.83
42       12/10/08        56,050.06      664,825.21       720,875.27    168,538,676.76
43       01/10/09        49,180.58      664,604.18       713,784.76    168,489,496.18
44       02/10/09        49,415.93      664,410.25       713,826.18    168,440,080.25
45       03/10/09        70,994.14      664,215.38       735,209.52    168,369,086.12
46       04/10/09        49,992.36      663,935.43       713,927.79    168,319,093.76
47       05/10/09        57,326.83      663,738.29       721,065.12    168,261,766.93
48       06/10/09        50,506.02      663,512.23       714,018.25    168,211,260.91
49       07/10/09        57,826.30      663,313.07       721,139.37    168,153,434.62
50       08/10/09        51,024.52      663,085.04       714,109.57    168,102,410.09
51       09/10/09        51,268.71      662,883.84       714,152.55    168,051,141.38
52       10/10/09        58,567.92      662,681.67       721,249.59    167,992,573.45
53       11/10/09        51,794.43      662,450.71       714,245.14    167,940,779.03
54       12/10/09        59,079.12      662,246.47       721,325.59    167,881,699.91
55       01/10/10    10,452,325.11      662,013.50    11,114,338.61    157,429,374.80
56       02/10/10     7,052,575.53      620,796.50     7,673,372.03    150,376,799.28
57       03/10/10        73,861.63      592,985.85       666,847.48    150,302,937.64
58       04/10/10        96,523.16      592,694.58       689,217.74    150,206,414.49
59       05/10/10     7,610,327.81      592,313.96     8,202,641.78    142,596,086.67
60       06/10/10       117,336.94      562,303.90       679,640.84    142,478,749.73
61       07/10/10       134,810.05      561,841.20       696,651.25    142,343,939.68
62       08/10/10       118,528.00      561,309.60       679,837.60    142,225,411.69
63       09/10/10       119,087.80      560,842.21       679,930.01    142,106,323.88
64       10/10/10       136,512.45      560,372.60       696,885.05    141,969,811.44
65       11/10/10       120,295.19      559,834.29       680,129.48    141,849,516.24
66       12/10/10       137,686.42      559,359.93       697,046.34    141,711,829.82
67       01/10/11       121,513.85      558,816.98       680,330.83    141,590,315.97
68       02/10/11       122,087.78      558,337.81       680,425.59    141,468,228.19
69       03/10/11       172,959.30      557,856.38       730,815.68    141,295,268.89
70       04/10/11       123,481.88      557,174.34       680,656.23    141,171,787.00
71       05/10/11       140,784.90      556,687.41       697,472.31    141,031,002.10
72       06/10/11       124,730.27      556,132.25       680,862.53    140,906,271.83
73       07/10/11       141,998.74      555,640.40       697,639.14    140,764,273.09
74       08/10/11       125,990.32      555,080.45       681,070.77    140,638,282.78
75       09/10/11       126,585.43      554,583.63       681,169.05    140,511,697.35
76       10/10/11       143,802.54      554,084.46       697,887.00    140,367,894.81
77       11/10/11       127,862.78      553,517.40       681,380.17    140,240,032.03
78       12/10/11       145,044.53      553,013.19       698,057.72    140,094,987.50
79       01/10/12       129,152.05      552,441.23       681,593.28    139,965,835.46
80       02/10/12       129,762.11      551,931.94       681,694.06    139,836,073.34
81       03/10/12     6,748,407.52      551,420.25     7,299,827.77    133,087,665.82
82       04/10/12    25,056,147.29      524,809.03    25,580,956.32    108,031,518.53
83       05/10/12       148,238.13      426,004.29       574,242.42    107,883,280.40
84       06/10/12       132,467.21      425,419.74       557,886.94    107,750,813.19
85       07/10/12       149,521.52      424,897.37       574,418.89    107,601,291.68
86       08/10/12       133,799.44      424,307.76       558,107.20    107,467,492.23
87       09/10/12       134,431.50      423,780.14       558,211.64    107,333,060.73
88       10/10/12       151,431.44      423,250.04       574,681.47    107,181,629.30
89       11/10/12       135,782.07      422,652.89       558,434.96    107,045,847.23
90       12/10/12       152,744.62      422,117.46       574,862.08    106,893,102.61
91       01/10/13       137,145.23      421,515.13       558,660.37    106,755,957.38
92       02/10/13       137,793.12      420,974.33       558,767.45    106,618,164.26
93       03/10/13       187,211.88      420,430.96       607,642.85    106,430,952.37
94       04/10/13       139,328.96      419,692.72       559,021.68    106,291,623.41
95       05/10/13       156,193.34      419,143.30       575,336.64    106,135,430.08
96       06/10/13       140,725.23      418,527.38       559,252.61    105,994,704.85
97       07/10/13       157,550.96      417,972.45       575,523.41    105,837,153.89
98       08/10/13       142,134.53      417,351.18       559,485.71    105,695,019.36
99       09/10/13       142,806.03      416,790.69       559,596.72    105,552,213.33
100      10/10/13       159,574.16      416,227.56       575,801.72    105,392,639.17
101      11/10/13       144,234.74      415,598.31       559,833.05    105,248,404.42
102      12/10/13       160,963.34      415,029.54       575,992.88    105,087,441.09
103      01/10/14       145,676.80      414,394.81       560,071.61    104,941,764.29
104      02/10/14       146,365.05      413,820.36       560,185.41    104,795,399.23
105      03/10/14       194,990.91      413,243.19       608,234.10    104,600,408.32
106      04/10/14       147,978.26      412,474.28       560,452.54    104,452,430.06
107      05/10/14       164,603.24      411,890.75       576,493.99    104,287,826.82
108      06/10/14       149,455.25      411,241.66       560,696.92    104,138,371.57
109      07/10/14       166,039.35      410,652.31       576,691.66    103,972,332.22
110      08/10/14       150,946.03      409,997.56       560,943.60    103,821,386.18
111      09/10/14       151,659.22      409,402.33       561,061.56    103,669,726.96
112      10/10/14       168,182.32      408,804.29       576,986.61    103,501,544.64
113      11/10/14       153,170.57      408,141.09       561,311.66    103,348,374.07
114      12/10/14       169,651.83      407,537.09       577,188.92    103,178,722.24
115      01/10/15       154,696.02      406,868.09       561,564.12    103,024,026.21
116      02/10/15       155,426.96      406,258.08       561,685.04    102,868,599.25
117      03/10/15     5,133,152.57      405,645.18     5,538,797.75     97,735,446.68
118      04/10/15    55,761,298.88      385,403.44    56,146,702.32     41,974,147.80
119      05/10/15    41,974,147.80      165,518.06    42,139,665.85                 0


A1A TRANCHE

SCEN             WAL         SPRD
----             ---         ----
Base Case        8.3         S+30
Scen I           8.4         S+30
Scen II          9.2         S+24

Scen I   extend 20% of  pool for 2yrs
Scen III extend 50% of loans with IO periods


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Multifamily Tranche

Period     Date       Principal        Interest        Cash Flow      Balance at 0cpr
------   --------   --------------   -------------   --------------   ---------------
Total               169,634,000.00   66,326,410.65   235,960,410.65

0        06/23/05                0               0                0    169,634,000.00
1        07/10/05        11,141.91      662,703.49       673,845.40    169,622,858.09
2        08/10/05         9,576.28      662,659.97       672,236.25    169,613,281.81
3        09/10/05         9,622.81      662,622.55       672,245.37    169,603,659.00
4        10/10/05        11,284.58      662,584.96       673,869.54    169,592,374.42
5        11/10/05         9,724.41      662,540.88       672,265.28    169,582,650.01
6        12/10/05        11,383.38      662,502.89       673,886.27    169,571,266.63
7        01/10/06         9,826.98      662,458.41       672,285.39    169,561,439.65
8        02/10/06         9,874.73      662,420.02       672,294.75    169,551,564.92
9        03/10/06        14,743.26      662,381.45       677,124.70    169,536,821.67
10       04/10/06         9,994.38      662,323.85       672,318.23    169,526,827.28
11       05/10/06        11,645.92      662,284.81       673,930.72    169,515,181.37
12       06/10/06        10,099.54      662,239.31       672,338.85    169,505,081.82
13       07/10/06        11,748.18      662,199.85       673,948.03    169,493,333.65
14       08/10/06        10,205.71      662,153.96       672,359.67    169,483,127.93
15       09/10/06        10,255.30      662,114.09       672,369.39    169,472,872.63
16       10/10/06        11,899.65      662,074.02       673,973.67    169,460,972.98
17       11/10/06        10,362.97      662,027.53       672,390.50    169,450,610.01
18       12/10/06        12,004.35      661,987.05       673,991.40    169,438,605.67
19       01/10/07        10,471.66      661,940.15       672,411.82    169,428,134.00
20       02/10/07        10,522.55      661,899.24       672,421.79    169,417,611.46
21       03/10/07        15,331.23      661,858.14       677,189.37    169,402,280.23
22       04/10/07        10,648.21      661,798.24       672,446.45    169,391,632.01
23       05/10/07        27,004.42      661,756.64       688,761.06    169,364,627.60
24       06/10/07        35,937.07      661,651.15       697,588.22    169,328,690.53
25       07/10/07        41,657.37      661,510.75       703,168.12    169,287,033.16
26       08/10/07        36,304.85      661,348.01       697,652.86    169,250,728.31
27       09/10/07        36,476.92      661,206.18       697,683.10    169,214,251.39
28       10/10/07        42,182.28      661,063.68       703,245.96    169,172,069.10
29       11/10/07        36,849.75      660,898.88       697,748.63    169,135,219.35
30       12/10/07        42,544.79      660,754.92       703,299.72    169,092,674.56
31       01/10/08        37,226.06      660,588.72       697,814.78    169,055,448.50
32       02/10/08        37,402.51      660,443.29       697,845.79    169,018,045.99
33       03/10/08        48,584.73      660,297.17       708,881.89    168,969,461.26
34       04/10/08        37,810.07      660,107.36       697,917.43    168,931,651.19
35       05/10/08        43,478.54      659,959.65       703,438.19    168,888,172.65
36       06/10/08        38,195.36      659,789.79       697,985.16    168,849,977.28
37       07/10/08        54,867.85      659,640.58       714,508.43    168,795,109.43
38       08/10/08        47,953.29      659,426.23       707,379.52    168,747,156.14
39       09/10/08        48,182.77      659,238.89       707,421.66    168,698,973.37
40       10/10/08        55,567.22      659,050.66       714,617.88    168,643,406.15
41       11/10/08        48,679.33      658,833.57       707,512.90    168,594,726.83
42       12/10/08        56,050.06      658,643.40       714,693.46    168,538,676.76
43       01/10/09        49,180.58      658,424.43       707,605.01    168,489,496.18
44       02/10/09        49,415.93      658,232.30       707,648.23    168,440,080.25
45       03/10/09        70,994.14      658,039.25       729,033.38    168,369,086.12
46       04/10/09        49,992.36      657,761.90       707,754.26    168,319,093.76
47       05/10/09        57,326.83      657,566.59       714,893.42    168,261,766.93
48       06/10/09        50,506.02      657,342.64       707,848.65    168,211,260.91
49       07/10/09        57,826.30      657,145.33       714,971.62    168,153,434.62
50       08/10/09        51,024.52      656,919.42       707,943.94    168,102,410.09
51       09/10/09        51,268.71      656,720.08       707,988.80    168,051,141.38
52       10/10/09        58,567.92      656,519.79       715,087.72    167,992,573.45
53       11/10/09        51,794.43      656,290.99       708,085.41    167,940,779.03
54       12/10/09        59,079.12      656,088.64       715,167.76    167,881,699.91
55       01/10/10    10,452,325.11      655,857.84    11,108,182.95    157,429,374.80
56       02/10/10     7,052,575.53      615,024.09     7,667,599.62    150,376,799.28
57       03/10/10        73,861.63      587,472.03       661,333.66    150,302,937.64
58       04/10/10        96,523.16      587,183.48       683,706.63    150,206,414.49
59       05/10/10     7,610,327.81      586,806.39     8,197,134.21    142,596,086.67
60       06/10/10       117,336.94      557,075.38       674,412.32    142,478,749.73
61       07/10/10       134,810.05      556,616.98       691,427.03    142,343,939.68
62       08/10/10       118,528.00      556,090.32       674,618.32    142,225,411.69
63       09/10/10       119,087.80      555,627.27       674,715.08    142,106,323.88
64       10/10/10       136,512.45      555,162.04       691,674.49    141,969,811.44
65       11/10/10       120,295.19      554,628.73       674,923.92    141,849,516.24
66       12/10/10       137,686.42      554,158.78       691,845.19    141,711,829.82
67       01/10/11       121,513.85      553,620.88       675,134.73    141,590,315.97
68       02/10/11       122,087.78      553,146.17       675,233.95    141,468,228.19
69       03/10/11       172,959.30      552,669.21       725,628.51    141,295,268.89
70       04/10/11       123,481.88      551,993.52       675,475.40    141,171,787.00
71       05/10/11       140,784.90      551,511.11       692,296.02    141,031,002.10
72       06/10/11       124,730.27      550,961.11       675,691.39    140,906,271.83
73       07/10/11       141,998.74      550,473.84       692,472.57    140,764,273.09
74       08/10/11       125,990.32      549,919.09       675,909.41    140,638,282.78
75       09/10/11       126,585.43      549,426.89       676,012.32    140,511,697.35
76       10/10/11       143,802.54      548,932.36       692,734.90    140,367,894.81
77       11/10/11       127,862.78      548,370.58       676,233.35    140,240,032.03
78       12/10/11       145,044.53      547,871.06       692,915.59    140,094,987.50
79       01/10/12       129,152.05      547,304.42       676,456.46    139,965,835.46
80       02/10/12       129,762.11      546,799.86       676,561.98    139,836,073.34
81       03/10/12     6,748,407.52      546,292.93     7,294,700.45    133,087,665.82
82       04/10/12    25,056,147.29      519,929.15    25,576,076.44    108,031,518.53
83       05/10/12       148,238.13      422,043.13       570,281.26    107,883,280.40
84       06/10/12       132,467.21      421,464.02       553,931.22    107,750,813.19
85       07/10/12       149,521.52      420,946.51       570,468.03    107,601,291.68
86       08/10/12       133,799.44      420,362.38       554,161.82    107,467,492.23
87       09/10/12       134,431.50      419,839.67       554,271.17    107,333,060.73
88       10/10/12       151,431.44      419,314.49       570,745.93    107,181,629.30
89       11/10/12       135,782.07      418,722.90       554,504.96    107,045,847.23
90       12/10/12       152,744.62      418,192.44       570,937.06    106,893,102.61
91       01/10/13       137,145.23      417,595.72       554,740.95    106,755,957.38
92       02/10/13       137,793.12      417,059.94       554,853.06    106,618,164.26
93       03/10/13       187,211.88      416,521.63       603,733.51    106,430,952.37
94       04/10/13       139,328.96      415,790.25       555,119.21    106,291,623.41
95       05/10/13       156,193.34      415,245.94       571,439.28    106,135,430.08
96       06/10/13       140,725.23      414,635.75       555,360.98    105,994,704.85
97       07/10/13       157,550.96      414,085.98       571,636.94    105,837,153.89
98       08/10/13       142,134.53      413,470.48       555,605.01    105,695,019.36
99       09/10/13       142,806.03      412,915.21       555,721.23    105,552,213.33
100      10/10/13       159,574.16      412,357.31       571,931.48    105,392,639.17
101      11/10/13       144,234.74      411,733.91       555,968.65    105,248,404.42
102      12/10/13       160,963.34      411,170.43       572,133.77    105,087,441.09
103      01/10/14       145,676.80      410,541.60       556,218.40    104,941,764.29
104      02/10/14       146,365.05      409,972.49       556,337.55    104,795,399.23
105      03/10/14       194,990.91      409,400.69       604,391.60    104,600,408.32
106      04/10/14       147,978.26      408,638.93       556,617.19    104,452,430.06
107      05/10/14       164,603.24      408,060.83       572,664.07    104,287,826.82
108      06/10/14       149,455.25      407,417.78       556,873.03    104,138,371.57
109      07/10/14       166,039.35      406,833.90       572,873.26    103,972,332.22
110      08/10/14       150,946.03      406,185.24       557,131.28    103,821,386.18
111      09/10/14       151,659.22      405,595.55       557,254.77    103,669,726.96
112      10/10/14       168,182.32      405,003.07       573,185.38    103,501,544.64
113      11/10/14       153,170.57      404,346.03       557,516.61    103,348,374.07
114      12/10/14       169,651.83      403,747.65       573,399.48    103,178,722.24
115      01/10/15       154,696.02      403,084.87       557,780.90    103,024,026.21
116      02/10/15       155,426.96      402,480.53       557,907.49    102,868,599.25
117      03/10/15     5,133,152.57      401,873.33     5,535,025.90     97,735,446.68
118      04/10/15    55,761,298.88      381,819.81    56,143,118.69     41,974,147.80
119      05/10/15    41,974,147.80      163,979.00    42,138,126.80                 0


A1A TRANCHE

SCEN             WAL         SPRD
----             ---         ----
Base Case        8.3         S+30
Scen I           8.4         S+29
Scen II          9.2         S+26

Scen I  extend 20% of  MF pool for 2yrs
Scen II extend 50% of  MF pool for 2yrs (94% with IO component)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                                                    EXHIBIT 99.2

30% CS calculation

Collateral   4,019,397,486.69
30% Loss     1,205,819,246.01
20% Loss       803,879,497.34 absorbed by all subs & AJ Class
-----------------------------
10% Loss       401,939,748.67 allocated to all AAA prorata, except for A4A and A4B as follows prorata allocation
                               ------------------
A1             $150,000,000.00              4.665%    18,750,005.77
ADP            $171,296,000.00              5.327%    21,412,006.59
A2             $363,887,000.00             11.317%    45,485,889.00
A3             $320,238,000.00              9.959%    40,029,762.32
AAB            $247,434,000.00              7.695%    30,929,259.52
A4           $1,000,000,000.00             31.099%   125,000,038.46                                            A4A   $842,329,000.00
A4 REM BAL     $962,662,000.00             29.938%   120,332,787.02 -----> A4B absorbs all this loss for A4A   A4B    120,333,000.00
-------------------------------------------------------------------                                            ---------------------
             $3,215,517,000.00                                                                                       $962,662,000.00

                                                                    EXHIBIT 99.3

                                      GG4

                      Structural and Collateral Term Sheet
                          $3,715,740,000 (Approximate)

                     GS Mortgage Securities Corporation II
                                  As Depositor

                 Commercial Mortgage Pass-Through Certificates
                                Series 2005-GG4

                   Greenwich Capital Financial Products, Inc.
                         Goldman Sachs Mortgage Company
                        Commerzbank AG, New York Branch
                             Mortgage Loan Sellers

                      GMAC Commercial Mortgage Corporation
                                Master Servicer

                               LNR Partners, Inc.
                                Special Servicer

                                  June 7, 2005



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the colead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as comanagers ("Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital LOGO]                                Goldman, Sachs & Co.
                          Co-Lead Bookrunning Managers


Bear, Stearns & Co. Inc.                              Credit Suisse First Boston
Morgan Stanley                                               Wachovia Securities

GSMS 2005-GG4
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------


OFFERED CERTIFICATES

                                                            Approx. %
                                   Approx.       Approx.    of Cut-off    Weighted                 Assumed Final
                                 Certificate     Credit        Date       Average     Principal    Distribution
Class   S&P   Moody's   Fitch      Balance       Support     Balance      Life (1)   Window (1)      Date (1)      Rate Type
----------------------------------------------------------------------------------------------------------------------------
A-1     AAA     Aaa      AAA      $150,000,000    20.000%      3.749%      3.203     07/05-01/10       01/10          (4)
A-DP    AAA     Aaa      AAA      $173,292,000    20.000%      4.331%      4.291     07/05-07/10       07/10          (4)
A-2     AAA     Aaa      AAA      $369,876,000    20.000%      9.245%      4.732     01/10-07/10       07/10          (4)
A-3     AAA     Aaa      AAA      $320,215,000    20.000%      8.004%      6.778     01/12-06/12       06/12          (4)
A-AB    AAA     Aaa      AAA      $245,109,000    20.000%      6.127%      7.335     02/10-12/14       12/14          (4)
A-4     AAA     Aaa      AAA    $1,000,000,000    20.000%     24.995%      9.722     12/14-05/15       05/15          (4)
A-4A    AAA     Aaa      AAA      $824,376,000    30.000%     20.605%      9.700     12/14-05/15       05/15          (4)
A-4B    AAA     Aaa      AAA      $117,769,000    20.000%      2.944%      9.881     05/15-05/15       05/15          (4)
A-J     AAA     Aaa      AAA      $300,060,000    12.500%      7.500%      9.881     05/15-05/15       05/15          (4)
B       AA      Aa2      AA        $65,013,000    10.875%      1.625%      9.881     05/15-05/15       05/15          (4)
C       AA-     Aa3      AA-       $35,007,000    10.000%      0.875%      9.881     05/15-05/15       05/15          (4)
D        A       A2       A        $75,015,000     8.125%      1.875%      9.881     05/15-05/15       05/15          (4)
E        A-      A3       A-       $40,008,000     7.125%      1.000%      9.906     05/15-06/15       06/15          (4)
----------------------------------------------------------------------------------------------------------------------------


NON - OFFERED CERTIFICATES

                                         Approx.                    Approx. %
                                       Certificate       Approx.    of Cut-off    Weighted                 Assumed Final
                                    Balance / Notional   Credit        Date       Average     Principal    Distribution
Class      S&P    Moody's   Fitch         Amount         Support     Balance      Life (1)   Window (1)      Date (1)      Rate Type
------------------------------------------------------------------------------------------------------------------------------------

F(2)       BBB+    Baa1     BBB+         $55,011,000      5.750%      1.375%       9.964     06/15-06/15       06/15          (4)
G(2)       BBB     Baa2     BBB          $45,009,000      4.625%      1.125%       9.964     06/15-06/15       06/15          (4)
H(2)       BBB-    Baa3     BBB-         $40,008,000      3.625%      1.000%       9.964     06/15-06/15       06/15          (4)
J(2)        BB+     Ba1      BB+         $20,004,000      3.125%      0.500%       9.964     06/15-06/15       06/15          (4)
K(2)        BB      Ba2      BB          $20,004,000      2.625%      0.500%       9.964     06/15-06/15       06/15          (4)
L(2)       BB-      Ba3      BB-         $20,004,000      2.125%      0.500%       9.964     06/15-06/15       06/15          (4)
M(2)        B+      B1        B+         $10,002,000      1.875%      0.250%       9.964     06/15-06/15       06/15          (4)
N(2)        B       B2        B          $10,002,000      1.625%      0.250%       9.964     06/15-06/15       06/15          (4)
O(2)        B-      B3        B-         $10,002,000      1.375%      0.250%       9.964     06/15-06/15       06/15          (4)
P(2)        NR      NR       NR          $55,011,486      0.000%      1.375%      10.665     06/15-03/17       03/17          (4)
X-P(2,3)   AAA     Aaa      AAA                  TBD       N/A         N/A          N/A          N/A            N/A           (3)
X-C(2,3)   AAA     Aaa      AAA       $4,000,797,487       N/A         N/A          N/A          N/A            N/A           (3)
------------------------------------------------------------------------------------------------------------------------------------

(1) As of the cut-off date, the weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS - Yield Considerations" in the prospectus supplement.
(2) Not offered hereby. Any information provided in this term sheet regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
(3) The class X-P and class X-C certificates will not have a certificate balance and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class X-P and class X-C certificates as described in the prospectus supplement. The interest rate applicable to each component of the class X-P certificate for each payment date will equal the rate specified in the prospectus supplement.
(4) For any distribution date, the pass-through rates on the class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A, class A-4B, class A-J, class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class O, and class P certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted if necessary to accrue on the basis of a 360-day year consisting of twelve 30- day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the rate specified in clause (ii) or (iv) the rate specified in clause (ii) less a specified percentage.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital LOGO]                                 [Goldman Sach LOGO]

GSMS 2005-GG4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

Issue Type            Sequential Pay REMIC

Cut-off Date          With respect to each mortgage loan, the later of the due
                      date in June 2005 for that mortgage loan or the date of origination of that mortgage loan. All mortgage loan characteristics are based on balances as of the cut-off date after application of all payments due on or before such date (whether or not received). All percentages presented in this term sheet are approximate.

Mortgage Pool         The mortgage pool consists of 189 mortgage loans with an
                      aggregate cut-off date balance of $4,000,797,487, subject to a variance of +/- 5%. The mortgage loans are secured by 206 mortgaged real properties located throughout 33 states and the Territory of Guam.

Depositor             GS Mortgage Securities Corporation II Greenwich Capital

Mortgage Loan         Financial Products, Inc., Goldman Sachs Mortgage Company
Sellers               and Commerzbank AG, New York Branch

Underwriters          Greenwich Capital Markets, Inc. and Goldman, Sachs & Co.
                      as Co-Lead Bookrunning Managers Bear, Stearns & Co. Inc.,
                      Credit Suisse First Boston LLC, Morgan Stanley & Co.
                      Incorporated and Wachovia Capital Markets LLC as
                      Co-Managers

Trustee               Wells Fargo Bank, N. A.

Master Servicer       GMAC Commercial Mortgage Corporation

Special Servicer      LNR Partners, Inc.

Rating Agencies       Fitch, Inc., Moody's Investors Service, Inc. and Standard
                      and Poor's Ratings Services, a division of The McGraw-Hill
                      Companies, Inc.

Denominations         $10,000 minimum for the offered certificates.

Closing Date          On or about June 23, 2005

Settlement Terms      Book-entry through DTC for all offered certificates.

Determination Date    The sixth day of each month, or if such sixth day is not a business day, the next succeeding business day.

Distribution Date     The tenth day of each month, or if such tenth day is not a business day, the next succeeding business day, provided that the distribution date will be at least four business days following the determination date.

Distributions         Each class of offered certificates will be entitled on
                      each distribution date to interest accrued at its pass-through rate for that distribution date on the outstanding certificate balance of the class during the prior calendar month. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Available Distribution Amounts will be used to pay interest on class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A, class A-4B, class X-P and X-C certificates pro rata.

                      Generally, the Available Distribution Amount will be used to pay principal to the class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A and class A-4B certificates as follows:
                           (1) to the class A-AB in an amount equal to the
                      lesser of the Voluntary Principal or the amount necessary to reduce the certificate balance of the class A-AB certificates to the planned principal balance;
                           (2) to (a) the class A-DP and (b) class A-1 and class
                      A-2, pro rata based on their beginning certificate balances, in an amount equal to the lesser of the Voluntary Principal remaining after the distributions pursuant to clause (1) and the amount required to reduce their certificate balance to zero; provided that amounts distributed to class A-1 and class A-2 will be applied first to class A-1 until paid in full and then to class A-2 until paid in full;
                           (3) to class A-DP, class A-AB in an amount necessary
                      to reduce the certificate balance of the class A-AB certificates to the planned principal balance, class A-1 and class A-2, in that order, until paid in full, in an amount equal to the Involuntary Principal;
                           (4) to class A-3 until paid in full, all remaining
                      amounts of Voluntary Principal and Involuntary Principal remaining after the distributions pursuant to (1), (2) and
                      (3);
                           (5) A-AB, until paid in full, all remaining amounts
                      of Voluntary Principal and Involuntary Principal remaining after the distributions pursuant to (1), (2), (3) and (4); and
                           (6) to (a) the class A-4 and (b) class A-4A and class
                      A-4B, pro rata based on their outstanding certificate balances, all remaining amounts of Voluntary Principal and Involuntary Principal remaining after the distributions


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital LOGO]                                 [Goldman Sach LOGO]

GSMS 2005-GG4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                      pursuant to (1), (2), (3), (4) and (5) until paid in full; provided that amounts distributed to class A-4A and class A-4B will be applied first to class A-4A until paid in full and then to class A-4B until paid in full.

                      After the class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, A-4A and A-4B certificates are paid all amounts to which they are entitled, the remaining Available Distribution Amount will be used to pay interest and principal sequentially to the class A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P certificates. "Voluntary Principal" will be all principal received with respect to that distribution date allocable to scheduled monthly payments on the mortgage loans, scheduled balloon payments and voluntary prepayments. "Involuntary Principal" will be all principal received with respect to that distribution date other than Voluntary Principal, such as liquidation proceeds, condemnation proceeds and insurance proceeds. Notwithstanding the foregoing, on and after the date the certificate balance of the class A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P certificates has been reduced to zero, principal will be paid pro rata as follows: (i) to class A-1, (ii) to class A-2, (iii) to class A-DP, (iv) to class A-3, (v) to class A-4, (vi) to class A-4A and class A-4B based on their outstanding certificate balances provided that principal distributed to Class A-4A and Class A-4B will be applied first to Class A-4A until paid in full and then to Class A-4B until paid in full.

Losses Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the class P, class O, class N, class M, class L, class K, class J, class H, class G, class F, class E, class D, class C class B and class A-J certificates, in that order, and then, pro rata, to the class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A and class A-4B certificates (without regard to the priorities set forth in clauses (1), (2),
                      (3) or (4) above); provided that all Realized Losses and Additional Trust Fund expenses allocated to class A-4A and class A-4B will be allocated first to class A-4B until its certificate balance is reduced to zero and then to class A-4A.

Prepayment Premiums   Any prepayment premiums or yield maintenance charges
and Yield             collected will be distributed to certificateholders on the
Maintenance Charges   distribution date following the prepayment. On each
                      distribution date, the holders of any class of offered certificates and class F, class G and class H certificates that are then entitled to principal distributions will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of the prepayment premiums or yield maintenance charges net of workout fees and liquidation fees , multiplied by
                      (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal payable to that class of certificates on that payment date, and the denominator of which is the Total
                      Principal Payment Amount for that payment date.
                      The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed 100% to the holders of the class
                      X-C certificates.

Advances The master servicer and, if it fails to do so, the trustee will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes and insurance premiums, but only to the extent that those advances are not deemed non-recoverable and in the case of P&I advances subject to any appraisal reductions that may occur.

Appraisal Reductions  An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates in reverse alphabetical order of the classes. A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist, which would cause such mortgage loan to be a required appraisal loan.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital LOGO]                                 [Goldman Sach LOGO]

GSMS 2005-GG4
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

Optional Termination  The master servicer, the special servicer and certain certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the payment date on which the stated principal balance of the mortgage loans then outstanding is less than 1.0% of the initial mortgage pool balance. The purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses, as described in the prospectus supplement. In addition, after the certificate balance of the class A-1 through class E certificates has been reduced to zero, the trust may also be terminated, subject to the consent of the master servicer (in its sole discretion), if all of the remaining series 2005-GG4 certificates (excluding class R and class
                      LR) are held by a single certificateholder, and that certificateholder exchanges all of the then outstanding series 2005-GG4 certificates (excluding class R and class
                      LR) for the mortgage loans remaining in the trust.

Controlling Class     The class of sequential pay certificates (a) which bears
                      the latest alphabetical class designation (other than the class X-P, class X-C, class R and class LR certificates) and (b) which has a certificate balance greater than 25% of its original certificate balance; provided, however, that if no class of sequential pay certificates satisfies clause (b) above, the controlling class will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation (other than the class X-P, class X-C, class R and class LR certificates);
                      provided, further, with respect to certain issues related to the mortgage loans that are part of a split structure, the holder of the majority interest of the related subordinated or pari passu companion loan may have certain consultation or approval rights with respect to servicing matters, as described in the prospectus supplement.

Tenants References in this term sheet to the rating of a tenant may refer to the rating of a parent of the actual tenant and the rated entity may not be an actual party to that lease. The rated parent may not guarantee the lease.

ERISA The offered certificates are expected to be ERISA eligible.
SMMEA The class A-1, class A-2, class A-DP, class A-3, class A-AB, class A-4, class A-4A, class A-4B, class A-J, class B and class C certificates are expected to be "mortgage-related securities" for the purposes of SMMEA so long as they remain rated in one of the two highest rating categories by a nationally recognized statistical rating organization.

None of the offered certificates or the mortgage loans included in the trust which back the certificates is insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer or by The Royal Bank of Scotland plc, the depositor, the underwriters, the mortgage loan sellers, the master servicer, the special servicer, or any other party.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. The Co- Lead Manager s and Co-Managers do not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without the Co-Lead Managers or Co-Managers imposing any limitation of any kind.

This material is furnished to you by the Co-Lead Managers and Co-Managers and not by the issuer of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as the co-lead managers ("Co-Lead Managers") and Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC are acting as co-managers "Co-Managers"). None of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

[RBS Greenwich Capital LOGO]                                 [Goldman Sach LOGO]
                                      - 5 -

                                                                    EXHIBIT 99.4


GG4 - $4.0B New Issue CMBS - Updated Sizes/Revised Termshhet (144a) (external)

Joint-Lead Bookrunning Managers: Goldman Sachs, RBS Greenwich Capital

Co-Managers: Bear Stearns, CSFB, Morgan Stanley, Wachovia

Class  Size($mm)     MDY/S&P/Fitch     C/S      WAL   Window (Mo)      Px Guid

A1         150.000   Aaa/AAA/AAA       20.000%  3.20  07/05-01/10(55)   10-11

A-DP       173.292   Aaa/AAA/AAA       20.000%  4.29  07/05-07/10(61)   11-12

A2         369.876   Aaa/AAA/AAA       20.000%  4.73  01/10-07/10(7)     24A

A3         320.215   Aaa/AAA/AAA       20.000%  6.78  01/12-06/12(6)     28A

A-AB       245.109   Aaa/AAA/AAA       20.000%  7.33  02/10-12/14(59)    26A

A4*     [1,000.000]  Aaa/AAA/AAA       20.000%  9.72  12/14-05/15(6)     30A

A4A*      [824.329]  Aaa/AAA/AAA       30.000%  9.70  12/14-05/15(6)     29A

A4B*      [117.769]  Aaa/AAA/AAA       20.000%  9.88  05/15-05/15(1)     33A

AJ         300.060   Aaa/AAA/AAA       12.500%  9.88  05/15-05/15(1)     37A

B           65.013   Aa2/AA/AA         10.875%  9.88  05/15-05/15(1)     45A

C           35.007   Aa3/AA-/AA-       10.000%  9.88  05/15-05/15(1)     50A

D           75.015   A2/A/A             8.125%  9.88  05/15-05/15(1)     55A

E           40.008   A3/A-/A-           7.125%  9.91  05/15-06/15(2)     65A

F**         55.011   Baa1/BBB+/BBB+     5.750%  9.96  06/15-06/15(1)    90-95

G**         45.009   Baa2/BBB/BBB       4.625%  9.96  06/15-06/15(1)   100-105

H**         40.008   Baa3/BBB-/BBB-     3.625%  9.96  06/15-06/15(1)   145-150

XP**        ~148.6   proc Aaa/AAA/AAA                                   T+65a

XC**         ~77.8   proc Aaa/AAA/AAA                                  T+150-160

* The A4, A4A and A4B final class sizes will be based on investor demand

** offered privately subject to rule 144a

Loans w/ Changed Coupons:

Cannery Village   5.41%  new coupon,  original tape coupon 5.38%

505 Front Street  5.158% new coupon,  original tape coupon 5.32%

Norwood Park      5.05%  new coupon,  original tape coupon 5.18%

New Loans:       Size     Type    Location      WA-LTV   WA-DSCR  AMORT.  TERM

Playhouse Square $14.8mm  Retail  Westport,CT   79.1%    1.21x    360     120

Dahn Self Storage (3 crossed loans)             77.4%    1.50x    IO       60

  Newport Mesa Self Storage    $3.975mm  Costa Mesa, CA

  Deptford Mini Storage        $3.45mm   Sewel, NJ

  Newburgh Mini Storage        $2.175mm  Westland, MI

Dropped Loan:

Guam Shopping Center  $43mm   *Will not be closed in time.

*Intex, Trepp, and Bloomberg expected to be up with new structure later tonight.

Expected Timing:

Updated Termsheet    -   attached

Red                  -   available (electronic and hard copy)

Launch/Price         -   week of 6/6

Settlement           -   6/23

Disclaimer:

This material has been prepared specifically for you and contains indicative terms only. All material contained herein, including proposed terms and conditions are for discussion purposes only. Finalized terms and conditions are subject to further discussion and negotiation. Goldman Sachs shall have no liability, contingent or otherwise, to the user or to third parties, for the quality, accuracy, timeliness, continued availability or completeness of the data and information. Goldman Sachs does not provide accounting, tax or legal advice; such matters should be discussed with your advisors and or counsel. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of this material that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

                                                                    EXHIBIT 99.5

From: Schwartz, Brian, GCM
Sent: Tuesday, June 07, 2005 10:34 AM
To: Stevelman, Paul, GCM; Gershon, Perry, GCM
Subject: GG4 FW: 5yr loans - Per the Annex A

Please file this email.   This list of loans were sent to Mike Stavros
in San Francisco per the request of his client Payden Rygel.

Balance       Term
-----------   ----
$98,000,000     55   Lantana Campus
$72,000,000     56   Kings' Shops
$42,200,000     57   Four Falls
$41,000,000     61   Cascade Mall
$37,050,000     59   Temple Mall
$35,300,000     57   Oak Hill/Walnut Hill
$31,000,000     55   255 Alhambra
$25,000,000     58   Chartwell Hospitality Portfolio
$23,000,000     57   Rockaway
$23,000,000     58   Holiday Inn Select - San Diego
$19,500,000     60   105 Challenger
$19,450,000     58   Montclair East Shopping Center
$15,400,000     55   Airport Center
$10,400,000     55   Boardwalk Apartments
 $8,500,000     57   Eastland Park Hotel
 $7,500,000     59   Windsor at Barton Creek
 $7,200,000     57   Holiday Inn Express - Van Nuys, CA
 $7,000,000     56   Signature Place
 $6,100,000     59   North Natomas Place
 $5,055,000     58   3000 NW 125th Street
 $5,000,000     58   Warner Center North

--------------------------------------------------------------------------------
This material is for your information only. Certain transactions mentioned herein may give rise to substantial risk and may not be suitable for all investors. GCM may have positions in, buy or sell (on principal or agency basis) or make a market in the securities mentioned herein or securities, options or futures related thereto. Prices are based on currently available information and are subject to change. They are not offers to buy or sell and cannot be relied upon as a representation that a transaction can be affected with this or any other firm at such prices. Material is based on information we consider reliable, but we do not represent that it is accurate or complete.

                                                                    EXHIBIT 99.6

GRAB                                                                   Mtge YTTM
ENTER 99[GO] FOR OPTIONS.

TREPP          CMBS               YIELD TABLE
212-754-1010   Analytics   BCCOKOMP8   CMBS: Fixed Rate        Read        Notes
                           GSMS 2005-GG4 A4  4.70%   7/10/39   DCTM        [Go]

      Ratings         6/23/05    1000000000   next pay  7/10/05 (monthly)      Red Trd Qlty
MDY  Aaa   S&P  AAA   6/23/05    1000000000   rcd date  6/30/05 ( 9 delay)   Created   6/ 6/05
FII  AAA              Factor   1.0000000000   accrual   6/ 1/05- 6/30/05     1st Proj  7/10/05
------------------------------------------------------------------------------------------------------
6/23/05 Vary Px       0.13 1/32                                                        Delay CPR/CDR Y
------------------------------------------------------------------------------------------------------
CPR during YMC           0.00          0.00          0.00           0.00          0.00         Tsy Crv
CPR when PP>X%           0.00          0.00          0.00           0.00          0.00           11:00
CPR when PP<=X%          0.00          0.00          0.00           0.00          0.00   3m      2.981
Default Rate             0.00          0.00          0.00           0.00          0.00   6m      3.129
Assumptions          STANDARD         EXT10         EXT25          EXT50        EXT100   2y      3.582
Loan Override                                                                            3y      3.636
99-31 3/4               4.730         4.730         4.730          4.730         4.731   5y      3.735
99-31 7/8               7.729         4.729         4.729          4.730         4.730   10y     3.971
100                     4.729         4.729         4.729          4.729         4.730   30y     4.264
100-0 1/8               4.728         4.728         4.728          4.729         4.729        Swap
100-0 1/4               4.728         4.728         4.728          4.729         4.729   Yr     Spread
------------------------------------------------------------------------------------------------------
WAL/ModDur          9.72/7.63     9.74/7.64     9.77/7.66     10.04/7.82    10.71/8.23   9y      41.13
Sprd Tsy J         +77.09 /AL     +77.01/AL     +76.88/AL      +75.77/AL     +74.86/AL   10y     40.75
Sprd Swaps             +36.23        +36.17        +36.04         +34.94        +32.64
DATE WINDOW       12/14-05/15   12/14-05/15    1/15-06/15     1/15-04/16    3/15-05/16
Yield To C Call   1% coll cleanup                5y100-20   10y101-8 1/8                             s

Australia 61 2 9777 8600   Brazil 5511 3048 4500    Europe 44 20 7330 7500
Germany 49 69 920410       Hong Kong 852 2977 600   Japan 81 3 3201 8900
Singapore 65 6212 1000     U.S. 1 212 318-2000     Copyright 2005 Bloomberg L.P.
                                                            2 06-Jun-05 11:04:31

GRAB                                                                   Mtge YTTM
ENTER 99[GO] FOR OPTIONS.

TREPP          CMBS               YIELD TABLE
212-754-1010   Analytics   BCCOKOML7   CMBS: Fixed Rate        Read        Notes
                           GSMS 2005-GG4 A2  4.49%   7/10/39   DCTM        [Go]

      Ratings         6/23/05   363,887,000   next pay  7/10/05 (monthly)      Red Trd Qlty
MDY  Aaa   S&P  AAA   6/23/05   363,887,000   rcd date  6/30/05 ( 9 delay)   Created   6/ 6/05
FII  AAA              Factor   1.0000000000   accrual   6/ 1/05- 6/30/05     1st Proj  7/10/05
------------------------------------------------------------------------------------------------------
6/23/05 Vary Px       0.13 1/32                                                        Delay CPR/CDR Y
------------------------------------------------------------------------------------------------------
CPR during YMC           0.00          0.00          0.00           0.00          0.00         Tsy Crv
CPR when PP>X%           0.00          0.00          0.00           0.00          0.00           11:00
CPR when PP<=X%          0.00          0.00          0.00           0.00          0.00   3m      2.981
Default Rate             0.00          0.00          0.00           0.00          0.00   6m      3.129
Assumptions          STANDARD         EXT10         EXT25          EXT50        EXT100   2y      3.590
Loan Override                                                                            3y      3.647
99-31 3/4               4.504         4.505         4.505          4.506         4.508   5y      3.745
99-31 7/8               4.503         4.504         4.504          4.506         4.507   10y     3.983
100                     4.502         4.503         4.504          4.505         4.506   30y     4.269
100-0 1/8               4.501         4.502         4.503          4.504         4.506        Swap
100-0 1/4               4.500         4.501         4.502          4.503         4.505   Yr     Spread
-------------------------------------------------------------------------------------------------------
WAL/ModDur          4.73/4.17     4.83/4.25     5.00/4.38      5.27/4.59     5.73/4.94   4y      39.44
Sprd Tsy J         +77.09 /AL     +77.01/AL     +76.88/AL      +75.77/AL     +74.86/AL   5y      40.50
Sprd Swaps             +36.85        +36.26        +35.37         +34.08        +31.88
DATE WINDOW        1/10-07/10    1/10-08/11    1/10-08/11     1/10-08/11    1/11-08/11
Yield To C Call   1% coll cleanup                 3y100-9      5y100-18+                             s

Australia 61 2 9777 8600   Brazil 5511 3048 4500    Europe 44 20 7330 7500
Germany 49 69 920410       Hong Kong 852 2977 600   Japan 81 3 3201 8900
Singapore 65 6212 1000     U.S. 1 212 318-2000     Copyright 2005 Bloomberg L.P.
                                                            2 06-Jun-05 11:04:31

GRAB                                                                   Mtge YTTM
ENTER 99[GO] FOR OPTIONS.

TREPP          CMBS               YIELD TABLE
212-754-1010   Analytics   BCC0K0MQ6   CMBS: Fixed Rate        Read        Notes
                           GSMS 2005-GG4 A4A 4.69%   7/10/39   DCTM        [Go]

      Ratings         6/23/05   842,329,000   next pay  7/10/05 (monthly)     Red Trd Qlty
MDY  Aaa   S&P  AAA   6/23/05   842,329,000   rcd date  6/30/05 ( 9 delay)   Created   6/ 6/05
FII  AAA              Factor   1.0000000000   accrual   6/ 1/05- 6/30/05     1st Proj  7/10/05
------------------------------------------------------------------------------------------------------
6/23/05 Vary Px       0.13 1/32                                                        Delay CPR/CDR Y
------------------------------------------------------------------------------------------------------
CPR during YMC           0.00          0.00         0.00            0.00          0.00         Tsy Crv
CPR when PP>X%           0.00          0.00         0.00            0.00          0.00           11:00
CPR when PP<=X%          0.00          0.00         0.00            0.00          0.00   3m      2.981
Default Rate             0.00          0.00         0.00            0.00          0.00   6m      3.129
Assumptions          STANDARD         EXT10        EXT25           EXT50        EXT100   2y      3.582
Loan Override                                                                            3y      3.636
99-31 3/4               4.719         4.719        4.719           4.719         4.720   5y      3.735
99-31 7/8               4.718         4.718        4.718           4.718         4.719   10y     3.973
100                     4.718         4.718        4.718           4.718         4.719   30y     4.266
100-0 1/8               4.717         4.717        4.717           4.717         4.718        Swap
100-0 1/4               4.717         4.717        4.717           4.717         4.718   Yr     Spread
------------------------------------------------------------------------------------------------------
WAL/ModDur          9.70/7.62     9.72/7.63    9.75/7.65       9.94/7.77   10.68/8.299   9y      41.13
Sprd Tsy J          +75.88/AL     +75.80/AL    +75.68/AL       +74.79/AL     +73.58/AL   10y     40.75
Sprd Swaps             +35.02        +34.95       +34.83          +34.02        +31.44
DATE WINDOW       12/14-05/15   12/14-05/15   1/15-05/15      1/15-02/16    3/15-05/16
Yield To C Call   1% coll cleanup               5y100-20       10y101-7+                             s

Australia 61 2 9777 8600   Brazil 5511 3048 4500    Europe 44 20 7330 7500
Germany 49 69 920410       Hong Kong 852 2977 600   Japan 81 3 3201 8900
Singapore 65 6212 1000     U.S. 1 212 318-2000     Copyright 2005 Bloomberg L.P.
                                                            2 06-Jun-05 11:04:31

GRAB                                                                   Mtge YTTM
ENTER 99[GO] FOR OPTIONS.

TREPP          CMBS               YIELD TABLE
212-754-1010   Analytics   BCC0K0MQ6   CMBS: Fixed Rate        Read        Notes
                           GSMS 2005-GG4 A4A 4.69%   7/10/39   DCTM        [Go]

      Ratings         6/23/05   842,329,000   next pay  7/10/05 (monthly)     Red Trd Qlty
MDY  Aaa   S&P  AAA   6/23/05   842,329,000   rcd date  6/30/05 ( 9 delay)   Created   6/ 6/05
FII  AAA              Factor   1.0000000000   accrual   6/ 1/05- 6/30/05     1st Proj  7/10/05
----------------------------------------------------------------------------------------------------
6/23/05 Vary Px       0.13 1/32                                                      Delay CPR/CDR Y
----------------------------------------------------------------------------------------------------
CPR during YMC           0.00          0.00          0.00          0.00         0.00         Tsy Crv
CPR when PP>X%           0.00          0.00          0.00          0.00         0.00           11:00
CPR when PP<=X%          0.00          0.00          0.00          0.00         0.00   3m      2.981
Default Rate             0.00          0.00          0.00          0.00         0.00   6m      3.129
Assumptions          STANDARD         EXT10         EXT25         EXT50       EXT100   2y      3.590
Loan Override                                                                          3y      3.642
100-15 3/4              4.653         4.654         4.654         4.655        4.659   5y      3.742
100-15 7/8              4.653         4.653         4.653         4.654        4.659   10y     3.973
100-16                  4.652         4.653         4.653         4.654        4.658   30y     4.273
100-16 1/8              4.652         4.652         4.652         4.653        4.658        Swap
100-16 1/4              4.651         4.652         4.652         4.653        4.657   Yr     Spread
----------------------------------------------------------------------------------------------------
WAL/ModDur          9.70/7.63     9.72/7.64     9.75/7.66     9.94/7.77   10.68/8.23   9y      41.31
Sprd Tsy J          +68.76/AL     +68.68/AL     +68.57/AL     +67.79/AL    +66.92/AL   10y     41.00
Sprd Swaps             +27.66        +27.60        +27.49        +26.77       +24.54
DATE WINDOW       12/14-05/15   12/14-05/15    1/15-05/15    1/15-02/16   3/15-05/16
Yield To C Call   1% coll cleanup                5y100-19      10y101-6                            s

Australia 61 2 9777 8600   Brazil 5511 3048 4500    Europe 44 20 7330 7500
Germany 49 69 920410       Hong Kong 852 2977 600   Japan 81 3 3201 8900
Singapore 65 6212 1000     U.S. 1 212 318-2000     Copyright 2005 Bloomberg L.P.
                                                            2 06-Jun-05 11:04:31


                                                                    EXHIBIT 99.7

 Control
 Number                                                                    Cut-off Date                    Remaining
(from RED                                                                 Balance as of                      Loan
Annex A)    Loan Number        Seller              Property Name          [06/01/02005]    Interest Rate     Term      DSCR   LTV
---------   -----------   ----------------   --------------------------   --------------   -------------   ---------   ----   ----
3           GS-3          GSMC/Commerzbank   The Streets at Southpoint    169,622,410.84       5.1030000          82   1.88   49.9
27          04-1343       GCFP               Commerce Office Park          37,312,500.00       5.6030000          80   1.39   74.0
35          09-0002083    GSMC               200 & 300 Corporate Pointe    28,500,000.00       5.1500000          83   1.21   71.3
46          04-1102       GCFP               Silver City Plaza             25,225,000.00       5.4300000          82   1.75   67.5
48          05-0172       GCFP               Alanza Place Apartments       24,925,000.00       4.6220000          82   1.92   68.9
78          05-0351       GCFP               Norwood Park                  16,050,000.00       5.1800000          84   1.54   71.7
97          09-0002034    GSMC               5950 Canoga                   12,450,000.00       5.3100000          81   2.00   73.2
104         04-1567       GCFP               Laguna Hills Square           11,100,000.00       5.7600000          79   1.30   78.7
116         04-1508       GCFP               Indian Creek                   8,400,000.00       5.5200000          81   1.46   75.0
134         09-0002029    GSMC               Arboretum Apts                 6,585,000.00       5.1900000          81   1.74   79.8
169         09-0002055    GSMC               Sagebrush West Office Park     3,400,000.00       5.2300000          80   1.60   80.0
178         09-0002079    GSMC               Fishing Point Office           2,700,000.00       5.4500000          82   1.79   73.0

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

                                                                    EXHIBIT 99.8

GSMS 2005-GG4
EXTENSION SCENARIOS

1. Base Case ( no extension)
2. Extension scenario: 25% of Pool (beginning with lowest coupon loans with IO periods) ---> extended 24 months

Class       Balance          PrelimCoup*         Price @ Base         WAL (yrs)     Effect of Ext         WAL (yrs)
-----------------------------------------------  ---------------------------------------------------------------------
B              65,013,000.00             4.910      101 at S+45          9.88             S+39              11.80
-----------------------------------------------
D              75,015,000.00             5.009      101 at S+55          9.88             S+49              11.80
-----------------------------------------------  ---------------------------------------------------------------------

*PrelimCoup based on Pricing Guidance and 6/6 Close

                    CLASS B
                    BASE CASE
  Period   Date       Principal       Interest        Cash Flow         Balance
                    65,013,000.00   31,655,371.47    96,668,371.47

     0   06/23/05              --              --               --   65,013,000.00
     1   07/10/05              --      266,011.53       266,011.53   65,013,000.00
     2   08/10/05              --      266,011.53       266,011.53   65,013,000.00
     3   09/10/05              --      266,011.53       266,011.53   65,013,000.00
     4   10/10/05              --      266,011.53       266,011.53   65,013,000.00
     5   11/10/05              --      266,011.53       266,011.53   65,013,000.00
     6   12/10/05              --      266,011.53       266,011.53   65,013,000.00
     7   01/10/06              --      266,011.53       266,011.53   65,013,000.00
     8   02/10/06              --      266,011.53       266,011.53   65,013,000.00
     9   03/10/06              --      266,011.53       266,011.53   65,013,000.00
    10   04/10/06              --      266,011.53       266,011.53   65,013,000.00
    11   05/10/06              --      266,011.53       266,011.53   65,013,000.00
    12   06/10/06              --      266,011.53       266,011.53   65,013,000.00
    13   07/10/06              --      266,011.53       266,011.53   65,013,000.00
    14   08/10/06              --      266,011.53       266,011.53   65,013,000.00
    15   09/10/06              --      266,011.53       266,011.53   65,013,000.00
    16   10/10/06              --      266,011.53       266,011.53   65,013,000.00
    17   11/10/06              --      266,011.53       266,011.53   65,013,000.00
    18   12/10/06              --      266,011.53       266,011.53   65,013,000.00
    19   01/10/07              --      266,011.53       266,011.53   65,013,000.00
    20   02/10/07              --      266,011.53       266,011.53   65,013,000.00
    21   03/10/07              --      266,011.53       266,011.53   65,013,000.00
    22   04/10/07              --      266,011.53       266,011.53   65,013,000.00
    23   05/10/07              --      266,011.53       266,011.53   65,013,000.00
    24   06/10/07              --      266,011.53       266,011.53   65,013,000.00
    25   07/10/07              --      266,011.53       266,011.53   65,013,000.00
    26   08/10/07              --      266,011.53       266,011.53   65,013,000.00
    27   09/10/07              --      266,011.53       266,011.53   65,013,000.00
    28   10/10/07              --      266,011.53       266,011.53   65,013,000.00
    29   11/10/07              --      266,011.53       266,011.53   65,013,000.00
    30   12/10/07              --      266,011.53       266,011.53   65,013,000.00
    31   01/10/08              --      266,011.53       266,011.53   65,013,000.00
    32   02/10/08              --      266,011.53       266,011.53   65,013,000.00
    33   03/10/08              --      266,011.53       266,011.53   65,013,000.00
    34   04/10/08              --      266,011.53       266,011.53   65,013,000.00
    35   05/10/08              --      266,011.53       266,011.53   65,013,000.00
    36   06/10/08              --      266,011.53       266,011.53   65,013,000.00
    37   07/10/08              --      266,011.53       266,011.53   65,013,000.00
    38   08/10/08              --      266,011.53       266,011.53   65,013,000.00
    39   09/10/08              --      266,011.53       266,011.53   65,013,000.00
    40   10/10/08              --      266,011.53       266,011.53   65,013,000.00
    41   11/10/08              --      266,011.53       266,011.53   65,013,000.00
    42   12/10/08              --      266,011.53       266,011.53   65,013,000.00
    43   01/10/09              --      266,011.53       266,011.53   65,013,000.00
    44   02/10/09              --      266,011.53       266,011.53   65,013,000.00
    45   03/10/09              --      266,011.53       266,011.53   65,013,000.00
    46   04/10/09              --      266,011.53       266,011.53   65,013,000.00
    47   05/10/09              --      266,011.53       266,011.53   65,013,000.00
    48   06/10/09              --      266,011.53       266,011.53   65,013,000.00
    49   07/10/09              --      266,011.53       266,011.53   65,013,000.00
    50   08/10/09              --      266,011.53       266,011.53   65,013,000.00
    51   09/10/09              --      266,011.53       266,011.53   65,013,000.00
    52   10/10/09              --      266,011.53       266,011.53   65,013,000.00
    53   11/10/09              --      266,011.53       266,011.53   65,013,000.00
    54   12/10/09              --      266,011.53       266,011.53   65,013,000.00
    55   01/10/10              --      266,011.53       266,011.53   65,013,000.00
    56   02/10/10              --      266,011.53       266,011.53   65,013,000.00
    57   03/10/10              --      266,011.53       266,011.53   65,013,000.00
    58   04/10/10              --      266,011.53       266,011.53   65,013,000.00
    59   05/10/10              --      266,011.53       266,011.53   65,013,000.00
    60   06/10/10              --      266,011.53       266,011.53   65,013,000.00
    61   07/10/10              --      266,011.53       266,011.53   65,013,000.00
    62   08/10/10              --      266,011.53       266,011.53   65,013,000.00
    63   09/10/10              --      266,011.53       266,011.53   65,013,000.00
    64   10/10/10              --      266,011.53       266,011.53   65,013,000.00
    65   11/10/10              --      266,011.53       266,011.53   65,013,000.00
    66   12/10/10              --      266,011.53       266,011.53   65,013,000.00
    67   01/10/11              --      266,011.53       266,011.53   65,013,000.00
    68   02/10/11              --      266,011.53       266,011.53   65,013,000.00
    69   03/10/11              --      266,011.53       266,011.53   65,013,000.00
    70   04/10/11              --      266,011.53       266,011.53   65,013,000.00
    71   05/10/11              --      266,011.53       266,011.53   65,013,000.00
    72   06/10/11              --      266,011.53       266,011.53   65,013,000.00
    73   07/10/11              --      266,011.53       266,011.53   65,013,000.00
    74   08/10/11              --      266,011.53       266,011.53   65,013,000.00
    75   09/10/11              --      266,011.53       266,011.53   65,013,000.00
    76   10/10/11              --      266,011.53       266,011.53   65,013,000.00
    77   11/10/11              --      266,011.53       266,011.53   65,013,000.00
    78   12/10/11              --      266,011.53       266,011.53   65,013,000.00
    79   01/10/12              --      266,011.53       266,011.53   65,013,000.00
    80   02/10/12              --      266,011.53       266,011.53   65,013,000.00
    81   03/10/12              --      266,011.53       266,011.53   65,013,000.00
    82   04/10/12              --      266,011.53       266,011.53   65,013,000.00
    83   05/10/12              --      266,011.53       266,011.53   65,013,000.00
    84   06/10/12              --      266,011.53       266,011.53   65,013,000.00
    85   07/10/12              --      266,011.53       266,011.53   65,013,000.00
    86   08/10/12              --      266,011.53       266,011.53   65,013,000.00
    87   09/10/12              --      266,011.53       266,011.53   65,013,000.00
    88   10/10/12              --      266,011.53       266,011.53   65,013,000.00
    89   11/10/12              --      266,011.53       266,011.53   65,013,000.00
    90   12/10/12              --      266,011.53       266,011.53   65,013,000.00
    91   01/10/13              --      266,011.53       266,011.53   65,013,000.00
    92   02/10/13              --      266,011.53       266,011.53   65,013,000.00
    93   03/10/13              --      266,011.53       266,011.53   65,013,000.00
    94   04/10/13              --      266,011.53       266,011.53   65,013,000.00
    95   05/10/13              --      266,011.53       266,011.53   65,013,000.00
    96   06/10/13              --      266,011.53       266,011.53   65,013,000.00
    97   07/10/13              --      266,011.53       266,011.53   65,013,000.00
    98   08/10/13              --      266,011.53       266,011.53   65,013,000.00
    99   09/10/13              --      266,011.53       266,011.53   65,013,000.00
   100   10/10/13              --      266,011.53       266,011.53   65,013,000.00
   101   11/10/13              --      266,011.53       266,011.53   65,013,000.00
   102   12/10/13              --      266,011.53       266,011.53   65,013,000.00
   103   01/10/14              --      266,011.53       266,011.53   65,013,000.00
   104   02/10/14              --      266,011.53       266,011.53   65,013,000.00
   105   03/10/14              --      266,011.53       266,011.53   65,013,000.00
   106   04/10/14              --      266,011.53       266,011.53   65,013,000.00
   107   05/10/14              --      266,011.53       266,011.53   65,013,000.00
   108   06/10/14              --      266,011.53       266,011.53   65,013,000.00
   109   07/10/14              --      266,011.53       266,011.53   65,013,000.00
   110   08/10/14              --      266,011.53       266,011.53   65,013,000.00
   111   09/10/14              --      266,011.53       266,011.53   65,013,000.00
   112   10/10/14              --      266,011.53       266,011.53   65,013,000.00
   113   11/10/14              --      266,011.53       266,011.53   65,013,000.00
   114   12/10/14              --      266,011.53       266,011.53   65,013,000.00
   115   01/10/15              --      266,011.53       266,011.53   65,013,000.00
   116   02/10/15              --      266,011.53       266,011.53   65,013,000.00
   117   03/10/15              --      266,011.53       266,011.53   65,013,000.00
   118   04/10/15              --      266,011.53       266,011.53   65,013,000.00
   119   05/10/15   65,013,000.00      266,011.53    65,279,011.52              --


                    CLASS D
                    BASE CASE
  Period   Date       Principal       Interest        Cash Flow         Balance
                    75,015,000.00   37,261,888.39   112,276,888.39

     0   06/23/05              --              --               --   75,015,000.00
     1   07/10/05              --      313,125.11       313,125.11   75,015,000.00
     2   08/10/05              --      313,125.11       313,125.11   75,015,000.00
     3   09/10/05              --      313,125.11       313,125.11   75,015,000.00
     4   10/10/05              --      313,125.11       313,125.11   75,015,000.00
     5   11/10/05              --      313,125.11       313,125.11   75,015,000.00
     6   12/10/05              --      313,125.11       313,125.11   75,015,000.00
     7   01/10/06              --      313,125.11       313,125.11   75,015,000.00
     8   02/10/06              --      313,125.11       313,125.11   75,015,000.00
     9   03/10/06              --      313,125.11       313,125.11   75,015,000.00
    10   04/10/06              --      313,125.11       313,125.11   75,015,000.00
    11   05/10/06              --      313,125.11       313,125.11   75,015,000.00
    12   06/10/06              --      313,125.11       313,125.11   75,015,000.00
    13   07/10/06              --      313,125.11       313,125.11   75,015,000.00
    14   08/10/06              --      313,125.11       313,125.11   75,015,000.00
    15   09/10/06              --      313,125.11       313,125.11   75,015,000.00
    16   10/10/06              --      313,125.11       313,125.11   75,015,000.00
    17   11/10/06              --      313,125.11       313,125.11   75,015,000.00
    18   12/10/06              --      313,125.11       313,125.11   75,015,000.00
    19   01/10/07              --      313,125.11       313,125.11   75,015,000.00
    20   02/10/07              --      313,125.11       313,125.11   75,015,000.00
    21   03/10/07              --      313,125.11       313,125.11   75,015,000.00
    22   04/10/07              --      313,125.11       313,125.11   75,015,000.00
    23   05/10/07              --      313,125.11       313,125.11   75,015,000.00
    24   06/10/07              --      313,125.11       313,125.11   75,015,000.00
    25   07/10/07              --      313,125.11       313,125.11   75,015,000.00
    26   08/10/07              --      313,125.11       313,125.11   75,015,000.00
    27   09/10/07              --      313,125.11       313,125.11   75,015,000.00
    28   10/10/07              --      313,125.11       313,125.11   75,015,000.00
    29   11/10/07              --      313,125.11       313,125.11   75,015,000.00
    30   12/10/07              --      313,125.11       313,125.11   75,015,000.00
    31   01/10/08              --      313,125.11       313,125.11   75,015,000.00
    32   02/10/08              --      313,125.11       313,125.11   75,015,000.00
    33   03/10/08              --      313,125.11       313,125.11   75,015,000.00
    34   04/10/08              --      313,125.11       313,125.11   75,015,000.00
    35   05/10/08              --      313,125.11       313,125.11   75,015,000.00
    36   06/10/08              --      313,125.11       313,125.11   75,015,000.00
    37   07/10/08              --      313,125.11       313,125.11   75,015,000.00
    38   08/10/08              --      313,125.11       313,125.11   75,015,000.00
    39   09/10/08              --      313,125.11       313,125.11   75,015,000.00
    40   10/10/08              --      313,125.11       313,125.11   75,015,000.00
    41   11/10/08              --      313,125.11       313,125.11   75,015,000.00
    42   12/10/08              --      313,125.11       313,125.11   75,015,000.00
    43   01/10/09              --      313,125.11       313,125.11   75,015,000.00
    44   02/10/09              --      313,125.11       313,125.11   75,015,000.00
    45   03/10/09              --      313,125.11       313,125.11   75,015,000.00
    46   04/10/09              --      313,125.11       313,125.11   75,015,000.00
    47   05/10/09              --      313,125.11       313,125.11   75,015,000.00
    48   06/10/09              --      313,125.11       313,125.11   75,015,000.00
    49   07/10/09              --      313,125.11       313,125.11   75,015,000.00
    50   08/10/09              --      313,125.11       313,125.11   75,015,000.00
    51   09/10/09              --      313,125.11       313,125.11   75,015,000.00
    52   10/10/09              --      313,125.11       313,125.11   75,015,000.00
    53   11/10/09              --      313,125.11       313,125.11   75,015,000.00
    54   12/10/09              --      313,125.11       313,125.11   75,015,000.00
    55   01/10/10              --      313,125.11       313,125.11   75,015,000.00
    56   02/10/10              --      313,125.11       313,125.11   75,015,000.00
    57   03/10/10              --      313,125.11       313,125.11   75,015,000.00
    58   04/10/10              --      313,125.11       313,125.11   75,015,000.00
    59   05/10/10              --      313,125.11       313,125.11   75,015,000.00
    60   06/10/10              --      313,125.11       313,125.11   75,015,000.00
    61   07/10/10              --      313,125.11       313,125.11   75,015,000.00
    62   08/10/10              --      313,125.11       313,125.11   75,015,000.00
    63   09/10/10              --      313,125.11       313,125.11   75,015,000.00
    64   10/10/10              --      313,125.11       313,125.11   75,015,000.00
    65   11/10/10              --      313,125.11       313,125.11   75,015,000.00
    66   12/10/10              --      313,125.11       313,125.11   75,015,000.00
    67   01/10/11              --      313,125.11       313,125.11   75,015,000.00
    68   02/10/11              --      313,125.11       313,125.11   75,015,000.00
    69   03/10/11              --      313,125.11       313,125.11   75,015,000.00
    70   04/10/11              --      313,125.11       313,125.11   75,015,000.00
    71   05/10/11              --      313,125.11       313,125.11   75,015,000.00
    72   06/10/11              --      313,125.11       313,125.11   75,015,000.00
    73   07/10/11              --      313,125.11       313,125.11   75,015,000.00
    74   08/10/11              --      313,125.11       313,125.11   75,015,000.00
    75   09/10/11              --      313,125.11       313,125.11   75,015,000.00
    76   10/10/11              --      313,125.11       313,125.11   75,015,000.00
    77   11/10/11              --      313,125.11       313,125.11   75,015,000.00
    78   12/10/11              --      313,125.11       313,125.11   75,015,000.00
    79   01/10/12              --      313,125.11       313,125.11   75,015,000.00
    80   02/10/12              --      313,125.11       313,125.11   75,015,000.00
    81   03/10/12              --      313,125.11       313,125.11   75,015,000.00
    82   04/10/12              --      313,125.11       313,125.11   75,015,000.00
    83   05/10/12              --      313,125.11       313,125.11   75,015,000.00
    84   06/10/12              --      313,125.11       313,125.11   75,015,000.00
    85   07/10/12              --      313,125.11       313,125.11   75,015,000.00
    86   08/10/12              --      313,125.11       313,125.11   75,015,000.00
    87   09/10/12              --      313,125.11       313,125.11   75,015,000.00
    88   10/10/12              --      313,125.11       313,125.11   75,015,000.00
    89   11/10/12              --      313,125.11       313,125.11   75,015,000.00
    90   12/10/12              --      313,125.11       313,125.11   75,015,000.00
    91   01/10/13              --      313,125.11       313,125.11   75,015,000.00
    92   02/10/13              --      313,125.11       313,125.11   75,015,000.00
    93   03/10/13              --      313,125.11       313,125.11   75,015,000.00
    94   04/10/13              --      313,125.11       313,125.11   75,015,000.00
    95   05/10/13              --      313,125.11       313,125.11   75,015,000.00
    96   06/10/13              --      313,125.11       313,125.11   75,015,000.00
    97   07/10/13              --      313,125.11       313,125.11   75,015,000.00
    98   08/10/13              --      313,125.11       313,125.11   75,015,000.00
    99   09/10/13              --      313,125.11       313,125.11   75,015,000.00
   100   10/10/13              --      313,125.11       313,125.11   75,015,000.00
   101   11/10/13              --      313,125.11       313,125.11   75,015,000.00
   102   12/10/13              --      313,125.11       313,125.11   75,015,000.00
   103   01/10/14              --      313,125.11       313,125.11   75,015,000.00
   104   02/10/14              --      313,125.11       313,125.11   75,015,000.00
   105   03/10/14              --      313,125.11       313,125.11   75,015,000.00
   106   04/10/14              --      313,125.11       313,125.11   75,015,000.00
   107   05/10/14              --      313,125.11       313,125.11   75,015,000.00
   108   06/10/14              --      313,125.11       313,125.11   75,015,000.00
   109   07/10/14              --      313,125.11       313,125.11   75,015,000.00
   110   08/10/14              --      313,125.11       313,125.11   75,015,000.00
   111   09/10/14              --      313,125.11       313,125.11   75,015,000.00
   112   10/10/14              --      313,125.11       313,125.11   75,015,000.00
   113   11/10/14              --      313,125.11       313,125.11   75,015,000.00
   114   12/10/14              --      313,125.11       313,125.11   75,015,000.00
   115   01/10/15              --      313,125.11       313,125.11   75,015,000.00
   116   02/10/15              --      313,125.11       313,125.11   75,015,000.00
   117   03/10/15              --      313,125.11       313,125.11   75,015,000.00
   118   04/10/15              --      313,125.11       313,125.11   75,015,000.00
   119   05/10/15   75,015,000.00      313,125.11    75,328,125.11              --


                    CLASS B
                    EXTENSION SCENARIO (24mos)
Period     Date       Principal       Interest        Cash Flow         Balance
Total               65,013,000.00   37,773,636.55   102,786,636.55

     0   06/23/05              --              --               --   65,013,000.00
     1   07/10/05              --      266,011.53       266,011.53   65,013,000.00
     2   08/10/05              --      266,011.53       266,011.53   65,013,000.00
     3   09/10/05              --      266,011.53       266,011.53   65,013,000.00
     4   10/10/05              --      266,011.53       266,011.53   65,013,000.00
     5   11/10/05              --      266,011.53       266,011.53   65,013,000.00
     6   12/10/05              --      266,011.53       266,011.53   65,013,000.00
     7   01/10/06              --      266,011.53       266,011.53   65,013,000.00
     8   02/10/06              --      266,011.53       266,011.53   65,013,000.00
     9   03/10/06              --      266,011.53       266,011.53   65,013,000.00
    10   04/10/06              --      266,011.53       266,011.53   65,013,000.00
    11   05/10/06              --      266,011.53       266,011.53   65,013,000.00
    12   06/10/06              --      266,011.53       266,011.53   65,013,000.00
    13   07/10/06              --      266,011.53       266,011.53   65,013,000.00
    14   08/10/06              --      266,011.53       266,011.53   65,013,000.00
    15   09/10/06              --      266,011.53       266,011.53   65,013,000.00
    16   10/10/06              --      266,011.53       266,011.53   65,013,000.00
    17   11/10/06              --      266,011.53       266,011.53   65,013,000.00
    18   12/10/06              --      266,011.53       266,011.53   65,013,000.00
    19   01/10/07              --      266,011.53       266,011.53   65,013,000.00
    20   02/10/07              --      266,011.53       266,011.53   65,013,000.00
    21   03/10/07              --      266,011.53       266,011.53   65,013,000.00
    22   04/10/07              --      266,011.53       266,011.53   65,013,000.00
    23   05/10/07              --      266,011.53       266,011.53   65,013,000.00
    24   06/10/07              --      266,011.53       266,011.53   65,013,000.00
    25   07/10/07              --      266,011.53       266,011.53   65,013,000.00
    26   08/10/07              --      266,011.53       266,011.53   65,013,000.00
    27   09/10/07              --      266,011.53       266,011.53   65,013,000.00
    28   10/10/07              --      266,011.53       266,011.53   65,013,000.00
    29   11/10/07              --      266,011.53       266,011.53   65,013,000.00
    30   12/10/07              --      266,011.53       266,011.53   65,013,000.00
    31   01/10/08              --      266,011.53       266,011.53   65,013,000.00
    32   02/10/08              --      266,011.53       266,011.53   65,013,000.00
    33   03/10/08              --      266,011.53       266,011.53   65,013,000.00
    34   04/10/08              --      266,011.53       266,011.53   65,013,000.00
    35   05/10/08              --      266,011.53       266,011.53   65,013,000.00
    36   06/10/08              --      266,011.53       266,011.53   65,013,000.00
    37   07/10/08              --      266,011.53       266,011.53   65,013,000.00
    38   08/10/08              --      266,011.53       266,011.53   65,013,000.00
    39   09/10/08              --      266,011.53       266,011.53   65,013,000.00
    40   10/10/08              --      266,011.53       266,011.53   65,013,000.00
    41   11/10/08              --      266,011.53       266,011.53   65,013,000.00
    42   12/10/08              --      266,011.53       266,011.53   65,013,000.00
    43   01/10/09              --      266,011.53       266,011.53   65,013,000.00
    44   02/10/09              --      266,011.53       266,011.53   65,013,000.00
    45   03/10/09              --      266,011.53       266,011.53   65,013,000.00
    46   04/10/09              --      266,011.53       266,011.53   65,013,000.00
    47   05/10/09              --      266,011.53       266,011.53   65,013,000.00
    48   06/10/09              --      266,011.53       266,011.53   65,013,000.00
    49   07/10/09              --      266,011.53       266,011.53   65,013,000.00
    50   08/10/09              --      266,011.53       266,011.53   65,013,000.00
    51   09/10/09              --      266,011.53       266,011.53   65,013,000.00
    52   10/10/09              --      266,011.53       266,011.53   65,013,000.00
    53   11/10/09              --      266,011.53       266,011.53   65,013,000.00
    54   12/10/09              --      266,011.53       266,011.53   65,013,000.00
    55   01/10/10              --      266,011.53       266,011.53   65,013,000.00
    56   02/10/10              --      266,011.53       266,011.53   65,013,000.00
    57   03/10/10              --      266,011.53       266,011.53   65,013,000.00
    58   04/10/10              --      266,011.53       266,011.53   65,013,000.00
    59   05/10/10              --      266,011.53       266,011.53   65,013,000.00
    60   06/10/10              --      266,011.53       266,011.53   65,013,000.00
    61   07/10/10              --      266,011.53       266,011.53   65,013,000.00
    62   08/10/10              --      266,011.53       266,011.53   65,013,000.00
    63   09/10/10              --      266,011.53       266,011.53   65,013,000.00
    64   10/10/10              --      266,011.53       266,011.53   65,013,000.00
    65   11/10/10              --      266,011.53       266,011.53   65,013,000.00
    66   12/10/10              --      266,011.53       266,011.53   65,013,000.00
    67   01/10/11              --      266,011.53       266,011.53   65,013,000.00
    68   02/10/11              --      266,011.53       266,011.53   65,013,000.00
    69   03/10/11              --      266,011.53       266,011.53   65,013,000.00
    70   04/10/11              --      266,011.53       266,011.53   65,013,000.00
    71   05/10/11              --      266,011.53       266,011.53   65,013,000.00
    72   06/10/11              --      266,011.53       266,011.53   65,013,000.00
    73   07/10/11              --      266,011.53       266,011.53   65,013,000.00
    74   08/10/11              --      266,011.53       266,011.53   65,013,000.00
    75   09/10/11              --      266,011.53       266,011.53   65,013,000.00
    76   10/10/11              --      266,011.53       266,011.53   65,013,000.00
    77   11/10/11              --      266,011.53       266,011.53   65,013,000.00
    78   12/10/11              --      266,011.53       266,011.53   65,013,000.00
    79   01/10/12              --      266,011.53       266,011.53   65,013,000.00
    80   02/10/12              --      266,011.53       266,011.53   65,013,000.00
    81   03/10/12              --      266,011.53       266,011.53   65,013,000.00
    82   04/10/12              --      266,011.53       266,011.53   65,013,000.00
    83   05/10/12              --      266,011.53       266,011.53   65,013,000.00
    84   06/10/12              --      266,011.53       266,011.53   65,013,000.00
    85   07/10/12              --      266,011.53       266,011.53   65,013,000.00
    86   08/10/12              --      266,011.53       266,011.53   65,013,000.00
    87   09/10/12              --      266,011.53       266,011.53   65,013,000.00
    88   10/10/12              --      266,011.53       266,011.53   65,013,000.00
    89   11/10/12              --      266,011.53       266,011.53   65,013,000.00
    90   12/10/12              --      266,011.53       266,011.53   65,013,000.00
    91   01/10/13              --      266,011.53       266,011.53   65,013,000.00
    92   02/10/13              --      266,011.53       266,011.53   65,013,000.00
    93   03/10/13              --      266,011.53       266,011.53   65,013,000.00
    94   04/10/13              --      266,011.53       266,011.53   65,013,000.00
    95   05/10/13              --      266,011.53       266,011.53   65,013,000.00
    96   06/10/13              --      266,011.53       266,011.53   65,013,000.00
    97   07/10/13              --      266,011.53       266,011.53   65,013,000.00
    98   08/10/13              --      266,011.53       266,011.53   65,013,000.00
    99   09/10/13              --      266,011.53       266,011.53   65,013,000.00
   100   10/10/13              --      266,011.53       266,011.53   65,013,000.00
   101   11/10/13              --      266,011.53       266,011.53   65,013,000.00
   102   12/10/13              --      266,011.53       266,011.53   65,013,000.00
   103   01/10/14              --      266,011.53       266,011.53   65,013,000.00
   104   02/10/14              --      266,011.53       266,011.53   65,013,000.00
   105   03/10/14              --      266,011.53       266,011.53   65,013,000.00
   106   04/10/14              --      266,011.53       266,011.53   65,013,000.00
   107   05/10/14              --      266,011.53       266,011.53   65,013,000.00
   108   06/10/14              --      266,011.53       266,011.53   65,013,000.00
   109   07/10/14              --      266,011.53       266,011.53   65,013,000.00
   110   08/10/14              --      266,011.53       266,011.53   65,013,000.00
   111   09/10/14              --      266,011.53       266,011.53   65,013,000.00
   112   10/10/14              --      266,011.53       266,011.53   65,013,000.00
   113   11/10/14              --      266,011.53       266,011.53   65,013,000.00
   114   12/10/14              --      266,011.53       266,011.53   65,013,000.00
   115   01/10/15              --      266,011.53       266,011.53   65,013,000.00
   116   02/10/15              --      266,011.53       266,011.53   65,013,000.00
   117   03/10/15              --      266,011.53       266,011.53   65,013,000.00
   118   04/10/15              --      266,011.53       266,011.53   65,013,000.00
   119   05/10/15              --      266,011.53       266,011.53   65,013,000.00
   120   06/10/15              --      266,011.53       266,011.53   65,013,000.00
   121   07/10/15              --      266,011.53       266,011.53   65,013,000.00
   122   08/10/15              --      266,011.53       266,011.53   65,013,000.00
   123   09/10/15              --      266,011.53       266,011.53   65,013,000.00
   124   10/10/15              --      266,011.53       266,011.53   65,013,000.00
   125   11/10/15              --      266,011.53       266,011.53   65,013,000.00
   126   12/10/15              --      266,011.53       266,011.53   65,013,000.00
   127   01/10/16              --      266,011.53       266,011.53   65,013,000.00
   128   02/10/16              --      266,011.53       266,011.53   65,013,000.00
   129   03/10/16              --      266,011.53       266,011.53   65,013,000.00
   130   04/10/16              --      266,011.53       266,011.53   65,013,000.00
   131   05/10/16              --      266,011.53       266,011.53   65,013,000.00
   132   06/10/16              --      266,011.53       266,011.53   65,013,000.00
   133   07/10/16              --      266,011.53       266,011.53   65,013,000.00
   134   08/10/16              --      266,011.53       266,011.53   65,013,000.00
   135   09/10/16              --      266,011.53       266,011.53   65,013,000.00
   136   10/10/16              --      266,011.53       266,011.53   65,013,000.00
   137   11/10/16              --      266,011.53       266,011.53   65,013,000.00
   138   12/10/16              --      266,011.53       266,011.53   65,013,000.00
   139   01/10/17              --      266,011.53       266,011.53   65,013,000.00
   140   02/10/17              --      266,011.53       266,011.53   65,013,000.00
   141   03/10/17              --      266,011.53       266,011.53   65,013,000.00
   142   04/10/17   65,013,000.00      266,011.53    65,279,011.52              --


                    CLASS D
                    EXTENSION SCENARIO (24mos)
Period     Date       Principal       Interest        Cash Flow         Balance
Total               75,015,000.00   44,463,765.97   119,478,765.97

     0   06/23/05              --              --               --   75,015,000.00
     1   07/10/05              --      313,125.11       313,125.11   75,015,000.00
     2   08/10/05              --      313,125.11       313,125.11   75,015,000.00
     3   09/10/05              --      313,125.11       313,125.11   75,015,000.00
     4   10/10/05              --      313,125.11       313,125.11   75,015,000.00
     5   11/10/05              --      313,125.11       313,125.11   75,015,000.00
     6   12/10/05              --      313,125.11       313,125.11   75,015,000.00
     7   01/10/06              --      313,125.11       313,125.11   75,015,000.00
     8   02/10/06              --      313,125.11       313,125.11   75,015,000.00
     9   03/10/06              --      313,125.11       313,125.11   75,015,000.00
    10   04/10/06              --      313,125.11       313,125.11   75,015,000.00
    11   05/10/06              --      313,125.11       313,125.11   75,015,000.00
    12   06/10/06              --      313,125.11       313,125.11   75,015,000.00
    13   07/10/06              --      313,125.11       313,125.11   75,015,000.00
    14   08/10/06              --      313,125.11       313,125.11   75,015,000.00
    15   09/10/06              --      313,125.11       313,125.11   75,015,000.00
    16   10/10/06              --      313,125.11       313,125.11   75,015,000.00
    17   11/10/06              --      313,125.11       313,125.11   75,015,000.00
    18   12/10/06              --      313,125.11       313,125.11   75,015,000.00
    19   01/10/07              --      313,125.11       313,125.11   75,015,000.00
    20   02/10/07              --      313,125.11       313,125.11   75,015,000.00
    21   03/10/07              --      313,125.11       313,125.11   75,015,000.00
    22   04/10/07              --      313,125.11       313,125.11   75,015,000.00
    23   05/10/07              --      313,125.11       313,125.11   75,015,000.00
    24   06/10/07              --      313,125.11       313,125.11   75,015,000.00
    25   07/10/07              --      313,125.11       313,125.11   75,015,000.00
    26   08/10/07              --      313,125.11       313,125.11   75,015,000.00
    27   09/10/07              --      313,125.11       313,125.11   75,015,000.00
    28   10/10/07              --      313,125.11       313,125.11   75,015,000.00
    29   11/10/07              --      313,125.11       313,125.11   75,015,000.00
    30   12/10/07              --      313,125.11       313,125.11   75,015,000.00
    31   01/10/08              --      313,125.11       313,125.11   75,015,000.00
    32   02/10/08              --      313,125.11       313,125.11   75,015,000.00
    33   03/10/08              --      313,125.11       313,125.11   75,015,000.00
    34   04/10/08              --      313,125.11       313,125.11   75,015,000.00
    35   05/10/08              --      313,125.11       313,125.11   75,015,000.00
    36   06/10/08              --      313,125.11       313,125.11   75,015,000.00
    37   07/10/08              --      313,125.11       313,125.11   75,015,000.00
    38   08/10/08              --      313,125.11       313,125.11   75,015,000.00
    39   09/10/08              --      313,125.11       313,125.11   75,015,000.00
    40   10/10/08              --      313,125.11       313,125.11   75,015,000.00
    41   11/10/08              --      313,125.11       313,125.11   75,015,000.00
    42   12/10/08              --      313,125.11       313,125.11   75,015,000.00
    43   01/10/09              --      313,125.11       313,125.11   75,015,000.00
    44   02/10/09              --      313,125.11       313,125.11   75,015,000.00
    45   03/10/09              --      313,125.11       313,125.11   75,015,000.00
    46   04/10/09              --      313,125.11       313,125.11   75,015,000.00
    47   05/10/09              --      313,125.11       313,125.11   75,015,000.00
    48   06/10/09              --      313,125.11       313,125.11   75,015,000.00
    49   07/10/09              --      313,125.11       313,125.11   75,015,000.00
    50   08/10/09              --      313,125.11       313,125.11   75,015,000.00
    51   09/10/09              --      313,125.11       313,125.11   75,015,000.00
    52   10/10/09              --      313,125.11       313,125.11   75,015,000.00
    53   11/10/09              --      313,125.11       313,125.11   75,015,000.00
    54   12/10/09              --      313,125.11       313,125.11   75,015,000.00
    55   01/10/10              --      313,125.11       313,125.11   75,015,000.00
    56   02/10/10              --      313,125.11       313,125.11   75,015,000.00
    57   03/10/10              --      313,125.11       313,125.11   75,015,000.00
    58   04/10/10              --      313,125.11       313,125.11   75,015,000.00
    59   05/10/10              --      313,125.11       313,125.11   75,015,000.00
    60   06/10/10              --      313,125.11       313,125.11   75,015,000.00
    61   07/10/10              --      313,125.11       313,125.11   75,015,000.00
    62   08/10/10              --      313,125.11       313,125.11   75,015,000.00
    63   09/10/10              --      313,125.11       313,125.11   75,015,000.00
    64   10/10/10              --      313,125.11       313,125.11   75,015,000.00
    65   11/10/10              --      313,125.11       313,125.11   75,015,000.00
    66   12/10/10              --      313,125.11       313,125.11   75,015,000.00
    67   01/10/11              --      313,125.11       313,125.11   75,015,000.00
    68   02/10/11              --      313,125.11       313,125.11   75,015,000.00
    69   03/10/11              --      313,125.11       313,125.11   75,015,000.00
    70   04/10/11              --      313,125.11       313,125.11   75,015,000.00
    71   05/10/11              --      313,125.11       313,125.11   75,015,000.00
    72   06/10/11              --      313,125.11       313,125.11   75,015,000.00
    73   07/10/11              --      313,125.11       313,125.11   75,015,000.00
    74   08/10/11              --      313,125.11       313,125.11   75,015,000.00
    75   09/10/11              --      313,125.11       313,125.11   75,015,000.00
    76   10/10/11              --      313,125.11       313,125.11   75,015,000.00
    77   11/10/11              --      313,125.11       313,125.11   75,015,000.00
    78   12/10/11              --      313,125.11       313,125.11   75,015,000.00
    79   01/10/12              --      313,125.11       313,125.11   75,015,000.00
    80   02/10/12              --      313,125.11       313,125.11   75,015,000.00
    81   03/10/12              --      313,125.11       313,125.11   75,015,000.00
    82   04/10/12              --      313,125.11       313,125.11   75,015,000.00
    83   05/10/12              --      313,125.11       313,125.11   75,015,000.00
    84   06/10/12              --      313,125.11       313,125.11   75,015,000.00
    85   07/10/12              --      313,125.11       313,125.11   75,015,000.00
    86   08/10/12              --      313,125.11       313,125.11   75,015,000.00
    87   09/10/12              --      313,125.11       313,125.11   75,015,000.00
    88   10/10/12              --      313,125.11       313,125.11   75,015,000.00
    89   11/10/12              --      313,125.11       313,125.11   75,015,000.00
    90   12/10/12              --      313,125.11       313,125.11   75,015,000.00
    91   01/10/13              --      313,125.11       313,125.11   75,015,000.00
    92   02/10/13              --      313,125.11       313,125.11   75,015,000.00
    93   03/10/13              --      313,125.11       313,125.11   75,015,000.00
    94   04/10/13              --      313,125.11       313,125.11   75,015,000.00
    95   05/10/13              --      313,125.11       313,125.11   75,015,000.00
    96   06/10/13              --      313,125.11       313,125.11   75,015,000.00
    97   07/10/13              --      313,125.11       313,125.11   75,015,000.00
    98   08/10/13              --      313,125.11       313,125.11   75,015,000.00
    99   09/10/13              --      313,125.11       313,125.11   75,015,000.00
   100   10/10/13              --      313,125.11       313,125.11   75,015,000.00
   101   11/10/13              --      313,125.11       313,125.11   75,015,000.00
   102   12/10/13              --      313,125.11       313,125.11   75,015,000.00
   103   01/10/14              --      313,125.11       313,125.11   75,015,000.00
   104   02/10/14              --      313,125.11       313,125.11   75,015,000.00
   105   03/10/14              --      313,125.11       313,125.11   75,015,000.00
   106   04/10/14              --      313,125.11       313,125.11   75,015,000.00
   107   05/10/14              --      313,125.11       313,125.11   75,015,000.00
   108   06/10/14              --      313,125.11       313,125.11   75,015,000.00
   109   07/10/14              --      313,125.11       313,125.11   75,015,000.00
   110   08/10/14              --      313,125.11       313,125.11   75,015,000.00
   111   09/10/14              --      313,125.11       313,125.11   75,015,000.00
   112   10/10/14              --      313,125.11       313,125.11   75,015,000.00
   113   11/10/14              --      313,125.11       313,125.11   75,015,000.00
   114   12/10/14              --      313,125.11       313,125.11   75,015,000.00
   115   01/10/15              --      313,125.11       313,125.11   75,015,000.00
   116   02/10/15              --      313,125.11       313,125.11   75,015,000.00
   117   03/10/15              --      313,125.11       313,125.11   75,015,000.00
   118   04/10/15              --      313,125.11       313,125.11   75,015,000.00
   119   05/10/15              --      313,125.11       313,125.11   75,015,000.00
   120   06/10/15              --      313,125.11       313,125.11   75,015,000.00
   121   07/10/15              --      313,125.11       313,125.11   75,015,000.00
   122   08/10/15              --      313,125.11       313,125.11   75,015,000.00
   123   09/10/15              --      313,125.11       313,125.11   75,015,000.00
   124   10/10/15              --      313,125.11       313,125.11   75,015,000.00
   125   11/10/15              --      313,125.11       313,125.11   75,015,000.00
   126   12/10/15              --      313,125.11       313,125.11   75,015,000.00
   127   01/10/16              --      313,125.11       313,125.11   75,015,000.00
   128   02/10/16              --      313,125.11       313,125.11   75,015,000.00
   129   03/10/16              --      313,125.11       313,125.11   75,015,000.00
   130   04/10/16              --      313,125.11       313,125.11   75,015,000.00
   131   05/10/16              --      313,125.11       313,125.11   75,015,000.00
   132   06/10/16              --      313,125.11       313,125.11   75,015,000.00
   133   07/10/16              --      313,125.11       313,125.11   75,015,000.00
   134   08/10/16              --      313,125.11       313,125.11   75,015,000.00
   135   09/10/16              --      313,125.11       313,125.11   75,015,000.00
   136   10/10/16              --      313,125.11       313,125.11   75,015,000.00
   137   11/10/16              --      313,125.11       313,125.11   75,015,000.00
   138   12/10/16              --      313,125.11       313,125.11   75,015,000.00
   139   01/10/17              --      313,125.11       313,125.11   75,015,000.00
   140   02/10/17              --      313,125.11       313,125.11   75,015,000.00
   141   03/10/17              --      313,125.11       313,125.11   75,015,000.00
   142   04/10/17   75,015,000.00      313,125.11    75,328,125.11              --


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSMS 2005-GG4
CDR SCENARIOS


 Class            Balance          PrelimCoup*      Price @ Base
 --------------------------------------------------------------------
 B                   65,013,000.00            4.910   101 at S+45
 --------------------------------------------------------------------
 D                   75,015,000.00            5.009   101 at S+55
 --------------------------------------------------------------------

                  ------------------------------------------------------------------------------------------------------------------
 B CLASS          0CDR             1CDR             1.5CDR           2CDR            2.5CDR           3CDR             3.5CDR
                  ------------------------------------------------------------------------------------------------------------------
 101 Price                 4.81             4.81             4.81            4.81             4.82             4.82            4.82
                  ------------------------------------------------------------------------------------------------------------------
                             45               45               45              45               45               45              45
                  ------------------------------------------------------------------------------------------------------------------
                           9.88             9.88             9.88            9.88             9.92             9.96            9.96
                  ------------------------------------------------------------------------------------------------------------------
                  May15 - May15    May15 - May15    May15 - May15    May15 - May15   May15 - Jun15    May15 - Jun15    Jun15 - Jun15
                  ------------------------------------------------------------------------------------------------------------------
                          0.00%            2.29%            3.38%           4.42%            5.44%            6.41%           7.35%
                  ------------------------------------------------------------------------------------------------------------------


                  ----------------
 B CLASS             4CDR
                  ----------------
 101 Price                    4.82 Yield
                  ----------------
                                45 Spread
                  ----------------
                              9.96 WAL
                  ----------------
                     Jun15 - Jun15 Window
                  ----------------
                             8.26% Loss
                  ----------------

                  Assumptions      45% Severity for all loans, except
                                   *Hospitality* --> 45%

                                   PI Advances; 12 mos Lag

                  ------------------------------------------------------------------------------------------------------------------
 D CLASS          0CDR             1CDR             1.5CDR           2CDR            2.5CDR           3CDR             3.5CDR
                  ------------------------------------------------------------------------------------------------------------------
 101 Price                 4.91             4.92             4.92            4.92             4.92             4.92            4.92
                  ------------------------------------------------------------------------------------------------------------------
                             55               55               55              55               55               55              55
                  ------------------------------------------------------------------------------------------------------------------
                           9.88             9.93             9.96            9.96             9.96             9.96            9.96
                  ------------------------------------------------------------------------------------------------------------------
                  May15 - May15    May15 - Jun15    Jun15 - Jun15    Jun15 - Jun15   Jun15 - Jun15    Jun15 - Jun15    Jun15 - Jun15
                  ------------------------------------------------------------------------------------------------------------------
                          0.00%            2.29%            3.38%           4.42%            5.44%            6.41%           7.35%
                  ------------------------------------------------------------------------------------------------------------------


                  ----------------
 D CLASS             4CDR
                  ----------------
 101 Price                    4.36 Yield
                  ----------------
                                -2 Spread
                  ----------------
                             10.30 WAL
                  ----------------
                     Jun15 - Mar17    Window
                  ----------------
                             8.26% Loss
                  ----------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSMS 2005-GG4
EXTENSION & CDR SCENARIOS

Extension scenario: 25% of Pool (beginning with lowest coupon loans with IO periods) ---> extended 24 months

Severity 35% for all loans, except Hospitality at 45%.  PI Advances; 12 mos Lag

Class               Balance           PrelimCoup*    Price @ Base
--------------------------------------------------------------------
B                   65,013,000.00            4.910   101 at S+45
--------------------------------------------------------------------
D                   75,015,000.00            5.009   101 at S+55
--------------------------------------------------------------------


                 ------------------------------------------------------------------------------------------------------------------
B CLASS          0CDR             1CDR             1.5CDR           2CDR            2.5CDR           3CDR             3.5CDR
                 ------------------------------------------------------------------------------------------------------------------
101 Price                  4.83             4.83             4.83            4.83             4.83             4.83            4.83
                 ------------------------------------------------------------------------------------------------------------------
                             39               39               39              39               39               39              39
                 ------------------------------------------------------------------------------------------------------------------
                          11.80            11.80            11.80           11.80            11.85            11.88           11.88
                 ------------------------------------------------------------------------------------------------------------------
                          0.00%            2.79%            4.10%           5.37%            6.58%            7.75%           8.88%
                 ------------------------------------------------------------------------------------------------------------------


                 --------------------
B CLASS             4CDR
                 --------------------
101 Price                     4.83 Yield
                 --------------------
                                39 Spread
                 --------------------
                             11.88 WAL
                 --------------------
                             9.96% % Cum Loss
                 --------------------



                 -------------------------------------------------------------------------------------------------------------------
                 0CDR             1CDR             1.5CDR           2CDR            2.5CDR           3CDR             3.5CDR
                 -------------------------------------------------------------------------------------------------------------------
                           4.93             4.93             4.93            4.93             4.93             4.93            1.60
                 -------------------------------------------------------------------------------------------------------------------
D CLASS                      49               49               49              49               49               49            -283
                 -------------------------------------------------------------------------------------------------------------------
101 Price                 11.80            11.84            11.88           11.88            11.88            11.90           11.35
                 -------------------------------------------------------------------------------------------------------------------
                          0.00%            2.79%            4.10%           5.37%            6.58%            7.75%           8.88%
                 -------------------------------------------------------------------------------------------------------------------


                 -------------------
                   4CDR
                 -------------------
                           -12.13 Yield
                 -------------------
D CLASS                     -1647 Spread
                 -------------------
101 Price                    9.28 WAL
                 -------------------
                            9.96% % Cum Loss
                 -------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.